Securities Act Registration No. 333-45361
                                       Investment Company Act Reg. No. 811-08627
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------



                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                          Pre-Effective Amendment No. __                     [ ]
                          Post-Effective Amendment No. 13                    |X|
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|
                              Amendment No. 14 |X|
                        (Check appropriate box or boxes.)


                       -----------------------------------



                               OPTIQUE FUNDS, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


                    555 Main Street
                    Racine, Wisconsin                           53403
       ------------------------------------------             --------
        (Address of Principal Executive Offices)             (ZIP Code)

                                 (262) 619-2855
                      -----------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                      Copy to:


Colette Wallner                                       Richard L. Teigen
Optique Funds, Inc.                                   Foley & Lardner LLP
555 Main Street                                       777 East Wisconsin Avenue
Racine, Wisconsin  53403                              Milwaukee, Wisconsin 53202
---------------------------------------------         --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


|X|  immediately upon filing pursuant to paragraph (b)



[ ]  on (date) pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               [OPTIQUE FUND LOGO]


PROSPECTUS                                                     FEBRUARY 28, 2008


--------------------------------------------------------------------------------

This prospectus contains information you should know before investing, including information about risks. Please read it carefully before you invest and keep it with your financial records.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

It's important you know that Optique Funds:

o     Are not bank deposits

o     Are not federally insured

o     Are not endorsed or guaranteed by any bank or government agency

o     Are not guaranteed to achieve their goals

                                TABLE OF CONTENTS
                                -----------------

PROSPECTUS SUMMARY

o     Welcome to Optique Funds                                                2
-------------------------------------------------------------------------------
ABOUT THE FUNDS
o     Optique Large Cap Value Fund                                            3
o     Optique Small Cap Value Fund                                            7
o     Optique International Value Fund                                       11
o     Optique Intermediate Fixed Income Fund                                 14
o     Portfolio Managers of the Funds                                        19

-------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
o     How to Purchase Shares                                                 20
o     Selling (Redeeming) Shares of the Funds                                26
o     Exchange Privilege                                                     30
o     Other Purchase, Redemption and Exchange Policies                       31
o     Net Asset Value (NAV)                                                  32
o     Dividends, Distributions and Taxes                                     33

-------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
o     Management of the Funds                                                34
o     Financial Highlights                                                   36

-------------------------------------------------------------------------------
FOR MORE INFORMATION                                                         38

PROSPECTUS SUMMARY

                            WELCOME TO OPTIQUE FUNDS
                            ------------------------

Optique Funds ("the Funds") offers a selection of four diversified mutual fund portfolios, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages include information you should know before you invest, including the types of securities in which each Fund invests and the risks associated with those investments. You'll want to read all this information carefully. You can find more detailed information about the Funds in the Statement of Additional Information ("SAI").

Although each Fund invests in a number of securities, you should not consider an investment in any one Fund a complete investment program. Like most investors, you will want to hold a number of different investments, each with a different level of risk.

Each of the Optique Funds is managed by Optique Capital Management, Inc. (the "Advisor"). The Funds are distributed by SEI Investments Distribution Co. (the "Distributor").

                     INVESTMENT             PRIMARY            PRIMARY
OPTIQUE FUNDS        OBJECTIVE*             INVESTMENTS        RISKS
-------------------------------------------------------------------------------------
Large Cap            Long-term capital      Large company      Market and
   Value Fund        appreciation and       stocks             financial risk
                     current income

-------------------------------------------------------------------------------------
Small Cap            Long-term capital      Small company      Market, financial
   Value Fund        appreciation           stocks             and smaller
                                                               companies risk

-------------------------------------------------------------------------------------

International        Long-term capital      Foreign stocks     Market, financial,
   Value Fund        appreciation                              foreign investment
                                                               and mid-cap
                                                               companies risk

-------------------------------------------------------------------------------------
Intermediate Fixed   Current income         Investment grade   Market, interest rate,
   Income Fund       consistent with        bonds              credit, prepayment
                     capital preservation                      and liquidity risk

-------------------------------------------------------------------------------------

* A Fund's investment objective may be changed without shareholder approval.

                                                                 ABOUT THE FUNDS

                          OPTIQUE LARGE CAP VALUE FUND
                          ----------------------------

MAIN GOAL

The Fund seeks long-term capital appreciation and current income.

INVESTMENT STRATEGY

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in common stocks of U.S. companies having a market capitalization of $4 billion or more at the time of purchase.

The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the S&P 500(R) Index and the Russell 1000(R) Value Index, the portfolio managers focus on stock selection rather than sector allocation. The Fund's sector allocation rarely will be identical to the S&P 500(R) Index or the Russell 1000(R) Value Index because the portfolio managers usually will find better investment opportunities in some sectors than others.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have all or some of the following attributes:

o     Positive free cash flow

o     Corporate restructuring or management changes

o     Increasing market share or new product development

o     Inexpensive (i.e., low valuation) relative to their industry sector

o     Relatively flat or increasing earnings estimate revisions

o     Other evidence of positive catalysts for change

The Fund typically sells a stock when its portfolio managers no longer consider it undervalued relative to other companies in its sector, or if a change in the company's business or financial outlook no longer makes it a suitable holding for the portfolio.

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

MARKET CAPITALIZATION IS A MEASURE OF THE MARKET VALUE OF A PUBLICLY TRADED COMPANY. IT IS CALCULATED BY MULTIPLYING THE NUMBER OF A COMPANY'S OUTSTANDING SHARES BY THE CURRENT MARKET PRICE PER SHARE.

ABOUT THE FUNDS

The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or its performance will be positive over any period of time.

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objectives by active and frequent trading of common stocks. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MAIN INVESTMENT RISKS

The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                 ABOUT THE FUNDS

PERFORMANCE HISTORY

The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the Large Cap Value Fund was Johnson Asset Management, Inc., the predecessor to the Advisor.

LARGE CAP VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN


                                   [BAR CHART]



 1999     2000    2001      2002      2003     2004    2005     2006      2007
--------------------------------------------------------------------------------
(3.74)%   7.10%   3.43%   (18.02)%   28.75%   17.06%   6.26%   20.43%    (4.84)%

  BEST AND WORST QUARTERLY PERFORMANCE
   FOR THE NINE YEARS ENDED 12/31/07
----------------------------------------
       BEST                 WORST
     QUARTER               QUARTER
     RETURN                RETURN
----------------------------------------
      19.91%              (20.57)%
(2nd quarter, 2003)  (3rd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                ONE      FIVE   SINCE INCEPTION
                                                YEAR     YEAR      (3/31/98)
--------------------------------------------------------------------------------
Large Cap Value Fund
   Return before taxes                         (4.84)%  12.91%       5.51%
   Return after taxes on distributions(1)      (7.29)%  11.38%       4.17%
   Return after taxes on distributions and
     sale of Fund shares(1)                    (1.84)%  10.81%       4.24%
S&P 500(R) Index(2)(3)                          5.49%   12.83%       4.65%
Russell 1000(R) Value Index(2)(4)              (0.17)%  14.63%       6.67%


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than both its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(4) The Russell 1000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalization have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower forecasted growth rates and price-to-book ratios.

ABOUT THE FUNDS

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o     SHAREHOLDER FEES are fees paid directly from your investment.
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                    None
Maximum deferred sales charge (load)
   (as a percentage of net asset value)                                   None
Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of net asset value)                         None
Redemption fee*                                                           2.00%
Exchange fee*                                                             2.00%
--------------------------------------------------------------------------------

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's net assets.
--------------------------------------------------------------------------------


Management fee                                                           0.75%
Distribution and/or service (12b-1) fees                                 0.08%
Other expenses                                                           0.19%
Acquired Fund Fees and Expenses                                          0.02%**
Total Fund Operating Expenses                                            1.04%
--------------------------------------------------------------------------------


* These fees only apply to shares sold or exchanged within 30 days of their purchase date.


** The Large Cap Value Fund indirectly bears a pro rata share of the fees and expenses of each underlying mutual fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in this table will differ from that presented in the "Financial Highlights" section of this prospectus.


EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year                 3 Years                 5 years                 10 Years
$106                    $331                    $574                    $1,271
--------------------------------------------------------------------------------

                                                                 ABOUT THE FUNDS

                          OPTIQUE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MAIN GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in common stocks of U.S. companies having a market capitalization of less than $2 billion at the time of purchase.

The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the Russell 2000(R) Value Index and the Russell 2000(R) Index, the portfolio managers focus on stock selection rather than sector allocation. The Fund's sector allocation rarely will be identical to the Russell 2000(R) Value Index or the Russell 2000(R) Index because the portfolio managers usually will find better investment opportunities in some sectors than others.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have some or all of the following attributes:

o     Positive free cash flow

o     Corporate restructuring or management changes

o     Increasing market share or new product development

o     Inexpensive (i.e., low valuation) relative to their industry sector

o     Relatively flat or increasing earnings estimate revisions

o     Sufficient analysts' coverage and liquidity

o     Other evidence of positive catalysts for change

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or that its performance will be positive over any period of time.

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of common stocks.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

SMALL CAP STOCKS HAVE HISTORICALLY PROVIDED GREATER RETURNS THAN THE STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. HOWEVER, THEIR PRICES TEND TO BE MORE VOLATILE.

ABOUT THE FUNDS

MAIN INVESTMENT RISKS

The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o SMALLER COMPANIES RISK. This is a risk associated with smaller capitalization companies that results from smaller companies typically having relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult to sell stocks of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and smaller capitalization stocks underperform.

As a result of these and other risks, the value of the Fund's investments tends to be more volatile than the stock market in general, as measured by the S&P 500(R) Index.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE HISTORY

The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the Small Cap Value Fund was Johnson Asset Management, Inc., the predecessor to the Advisor.

                                                                 ABOUT THE FUNDS

SMALL CAP VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN


                                   [BAR CHART]

1999     2000     2001      2002     2003     2004     2005      2006     2007
--------------------------------------------------------------------------------
1.11%   16.25%   29.20%   (18.54)%  43.25%   13.78%   (1.27)%   23.28%  (17.45)%

  BEST AND WORST QUARTERLY PERFORMANCE
   FOR THE NINE YEARS ENDED 12/31/07
---------------------------------------
       BEST                 WORST
     QUARTER               QUARTER
      RETURN                RETURN
---------------------------------------
      23.64%              (22.54)%
(2nd quarter, 2003) (3rd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------------
                                                     ONE      FIVE    SINCE INCEPTION
                                                    YEAR      YEAR       (3/31/98)
--------------------------------------------------------------------------------------
Small Cap Value Fund
   Return before taxes                            (17.45)%   10.37%        6.02%
   Return after taxes on distributions(1)         (21.21)%    6.33%        3.49%
   Return after taxes on distributions and
      sale of Fund shares(1)                       (9.91)%    7.52%        4.17%
Russell 2000(R) Value Index(2)(3)                  (9.78)%   15.80%        8.41%
Russell 2000(R) Index(2)(4)                        (1.57)%   16.25%        6.22%


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than both its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The Russell 2000(R) Value Index is a widely-recognized, capitalization-weighted index of the 2000 largest U.S. companies with lower growth rates and price-to-book ratios.

(4) The Russell 2000(R) Index is a popular measure of the stock performance of small companies comprised of the stocks of the 2,000 smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

ABOUT THE FUNDS

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o     SHAREHOLDER FEES are fees paid directly from your investment.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                     None
Maximum deferred sales charge (load)
   (as a percentage of net asset value)                                    None
Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of net asset value)                          None
Redemption fee*                                                            2.00%
Exchange fee*                                                              2.00%
--------------------------------------------------------------------------------

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.


--------------------------------------------------------------------------------
Management fee                                                         0.75%
Distribution and/or service (12b-1) fees                               0.25%
Other expenses                                                         0.59%
Acquired Fund Fees and Expenses                                        0.01%**
Total Fund Operating Expenses                                          1.60%
Less Fee Waiver and Reimbursement                                      0.09%***
Net Expenses                                                           1.51%
--------------------------------------------------------------------------------


  * These fees only apply to shares sold or exchanged within 30 days of their purchase date.


 ** The Small Cap Value Fund indirectly bears a pro rata share of the fees and expenses of each underlying mutual fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in this table will differ from that presented in the "Financial Highlights" section of this prospectus.

*** The Advisor waives its Advisory Fee to the extent necessary to ensure that the Total Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50% of the Fund's average daily net assets, pursuant to the Fund's investment advisory agreement.


EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year                 3 Years                 5 years                 10 Years
$154                   $477                    $824                    $1,802
--------------------------------------------------------------------------------

                                                                 ABOUT THE FUNDS

                        OPTIQUE INTERNATIONAL VALUE FUND
                        --------------------------------

MAIN GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase. To ensure adequate diversification, the Fund spreads its investments across many different regions around the world. The portfolio managers assign country weightings based on the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex-USA Index. Within each country, the portfolio managers identify the most attractively valued companies and choose stocks based on the strategy described below. The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the portfolio managers focus on stock selection rather than country allocation. The Fund's country allocation rarely will be identical to the MSCI World ex-USA Index because, the portfolio managers usually will find better investment opportunities in some countries than others.

In choosing stocks, the Fund focuses on foreign companies that appear to be undervalued relative to their real worth or future prospects. The portfolio managers use a variety of resources, including computer models and fundamental research, to identify foreign stocks that they believe are favorably priced. Specifically, the managers look for non-U.S. companies that have some or all of the following attributes:

o     Positive free cash flow

o     Corporate restructuring or management changes

o     Increasing market share or new product development

o     Inexpensive (i.e., low valuation) relative to their industry sector

o     Relatively flat or increasing earnings estimate revisions

o     Sufficient analysts' coverage and liquidity

o     Other evidence of positive catalysts for change

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of foreign securities.

ABOUT THE FUNDS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MAIN INVESTMENT RISKS

The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o MID-CAP COMPANY RISK. The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

o FOREIGN INVESTMENT RISKS. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U.S. common stocks.

      -- CURRENCY RISK. This is the risk that the U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

      -- COUNTRY RISK. This is the risk that political, social or economic events in a country may adversely affect the Fund's investments in the country.

      -- REGULATION RISK. This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U.S. securities markets. This is also the risk that it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

      -- LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE HISTORY

The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the International Value Fund was Johnson Asset Management, Inc., the predecessor to the Advisor.

                                                                 ABOUT THE FUNDS

INTERNATIONAL VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN


                                   [BAR CHART]

 1999     2000       2001      2002      2003     2004     2005     2006   2007
--------------------------------------------------------------------------------
20.88%   (1.03)%   (17.25)%   (5.48)%   36.57%   22.56%   11.25%   25.65%  6.30%

  BEST AND WORST QUARTERLY PERFORMANCE
   FOR THE NINE YEARS ENDED 12/31/07
----------------------------------------
      BEST                  WORST
     QUARTER               QUARTER
     RETURN                RETURN
----------------------------------------
       17.39%              (17.89)%
(2nd quarter, 2003)  (3rd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                ONE     FIVE    SINCE INCEPTION
                                                YEAR    YEAR       (3/31/98)
--------------------------------------------------------------------------------
International Value Fund
   Return before taxes                          6.30%   19.99%       8.69%
   Return after taxes on distributions(1)(5)    3.29%   18.73%       7.87%
   Return after taxes on distributions and
     sale of Fund shares(1)(5)                  7.04%   17.62%       7.51%
MSCI World ex-USA Index(2)(3)                  12.44%   22.12%       7.71%
MSCI World ex-USA Value Index(2)(4)             6.96%   23.54%       9.42%


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deductions for fees, expenses or taxes.

(3) The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. This index excludes the United States. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.

(4) The MSCI World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(5) The Fund's after-tax return may be higher than the pre-tax return because certain foreign jurisdictions require the Fund to pay taxes on securities it holds in these jurisdictions. The Fund's payment of these taxes is passed on to shareholders as tax credits. These credits reduce shareholders' current tax liability, which result in a higher after-tax return. The Fund's return after taxes on distributions and sales of Fund shares is higher than both its return before taxes and its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred.

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o     SHAREHOLDER FEES are fees paid directly from your investment.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                     None
Maximum deferred sales charge (load)
   (as a percentage of net asset value)                                    None
Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of net asset value)                          None
Redemption fee*                                                            2.00%
Exchange fee*                                                              2.00%
--------------------------------------------------------------------------------

ABOUT THE FUNDS

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.


--------------------------------------------------------------------------------
Management fee                                                           0.90%
Distribution and/or service (12b-1) fees                                 0.14%
Other expenses                                                           0.34%
Acquired Fund Fees and Expenses                                          0.02%**
Total Fund Operating Expenses                                            1.40%
--------------------------------------------------------------------------------


 * These fees only apply to shares sold or exchanged within 30 days of their purchase date.


** The International Value Fund indirectly bears a pro rata share of the fees and expenses of each underlying mutual fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in this table will differ from that presented in the "Financial Highlights" section of this prospectus.


EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
1 Year                 3 Years                 5 years                 10 Years
$143                   $443                    $766                    $1,680
--------------------------------------------------------------------------------


                     OPTIQUE INTERMEDIATE FIXED INCOME FUND
                     --------------------------------------

MAIN GOAL

The Fund seeks current income consistent with capital preservation.

INVESTMENT STRATEGY

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in investment grade fixed income securities. Under normal market conditions, the Fund will maintain a dollar weighted average effective maturity between three and ten years. Generally, at least 75% of the Fund's total assets will be invested in securities rated A or better by a nationally recognized rating agency. Fixed income securities may include:

o U.S. Treasury, government agency securities and government securities stripped of unmatured interest coupons;

o Corporate debt securities, including notes, bonds and debentures of U.S. issuers;

o Mortgage-backed securities, asset-backed securities and taxable municipal bonds; and

o     Preferred stocks.

                                                                 ABOUT THE FUNDS

In selecting securities for the Fund, the portfolio manager follows a highly disciplined investment approach. Using the Lehman Intermediate Government/Credit Bond Index as the Fund's benchmark, the portfolio manager:

1. First, analyzes interest rate trends as well as economic and market information;

2. Then determines the desired weighted average effective maturity for the overall portfolio, after considering both the benchmark's duration and the outlook for the direction of interest rates;

3. Next, reviews sectors and industries to identify those that are most attractively priced; and

4. Finally, focuses on investment grade quality issues which are relatively undervalued (i.e., have a higher yield than other similar issues of similar quality).

The Fund may take a temporary defensive position in response to adverse market conditions. When it does so, the weighted average effective maturity of the Fund's portfolio will be less than three years as the Fund will invest in money market instruments. Money market instruments generally have lower yields than debt securities with longer maturities. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MAIN INVESTMENT RISKS

The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

o INTEREST RATE RISK. This is the risk that changes in prevailing interest rates will affect the value of the Fund's securities. Generally, when interest rates rise, the market value of the Fund's securities will decline. The longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

o CREDIT RISK. Also known as default risk, this is the risk that a bond issuer's credit rating will be downgraded or that it will default on its principal and interest payments. If an issuer fails to make interest or principal payments, the Fund's income level and share price may fall as well. Also, many U.S. Government securities in which the Fund

INVESTMENT GRADE SECURITIES ARE THOSE BONDS WHICH CARRY ONE OF THE FOUR HIGHEST CREDIT RATINGS (BBB OR HIGHER) FROM A NATIONALLY RECOGNIZED RATING AGENCY, SUCH AS STANDARD & POOR'S RATINGS GROUP OR MOODY'S INVESTORS SERVICE. GENERALLY, INVESTMENT GRADE BONDS ARE CONSIDERED LESS LIKELY TO DEFAULT THAN LOWER-RATED BONDS.

AVERAGE EFFECTIVE MATURITY IS A MEASURE OF A BOND'S MATURITY THAT TAKES INTO ACCOUNT THE POSSIBILITY THAT THE BOND MAY BE PREPAID BY THE ISSUER OR REDEEMED BY THE HOLDER BEFORE ITS STATED MATURITY DATE.

ABOUT THE FUNDS

      may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

o PREPAYMENT RISK. This is the risk that issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

o LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                 ABOUT THE FUNDS

PERFORMANCE HISTORY

The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the Intermediate Fixed Income Fund was Johnson Asset Management Inc., the predecessor to the Advisor.

INTERMEDIATE FIXED INCOME FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN


                                   [BAR CHART]

 1999      2000     2001     2002     2003     2004     2005     2006     2007
-------------------------------------------------------------------------------
(3.30)%    9.50%    8.74%    7.37%    4.31%    1.72%    1.27%    3.72%    6.77%

  BEST AND WORST QUARTERLY PERFORMANCE
    FOR THE NINE YEARS ENDED 12/31/07
----------------------------------------
       BEST                WORST
     QUARTER              QUARTER
      RETURN               RETURN
----------------------------------------
       4.48%                (2.28)%
(3rd quarter, 2001)  (2nd quarter, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                               ONE     FIVE   SINCE INCEPTION
                                               YEAR    YEAR       (3/31/98)
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund
   Return before taxes                         6.77%   3.54%      4.68%
   Return after taxes on distributions(1)      5.27%   2.23%      2.93%
   Return after taxes on distributions and
     sale of Fund shares(1)                    4.36%   2.25%      2.91%
Lehman Bros. Intermediate Gov't./Credit
   Bond Index(2)(3)                            7.40%   4.06%      5.74%
Morningstar(R) Intermediate--
   Term Bond Fund Category Index(2)(4)         4.70%   4.07%      4.95%


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deductions for fees, expenses or taxes.

(3) The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.

(4) The Morningstar(R) Intermediate-Term Bond Fund Category is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment grade issues. The average fund portfolio duration is greater than or equal to
      3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Morningstar(R) Intemediate-Term Bond Fund Category Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.

ABOUT THE FUNDS

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o     SHAREHOLDER FEES are fees paid directly from your investment.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                     None
Maximum deferred sales charge (load)
   (as a percentage of net asset value)                                    None
Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of net asset value)                          None
Redemption fee*                                                            2.00%
Exchange fee*                                                              2.00%
--------------------------------------------------------------------------------

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.


--------------------------------------------------------------------------------
Management fee                                                        0.45%
Distribution and/or service (12b-1) fees                              0.08%
Other expenses                                                        0.40%
Acquired Fund Fees and Expenses                                       0.01%**
Total Fund Operating Expenses                                         0.94%
Less Fee Waiver and Reimbursement                                     0.08%***
Net Expenses                                                          0.86%


  * These fees only apply to shares sold or exchanged within 30 days of their purchase date.


 ** The Intermediate Fixed Income Fund indirectly bears a pro rata share of the fees and expenses of each underlying mutual fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in this table will differ from that presented in the "Financial Highlights" section of this prospectus.

*** The Advisor waives its Advisory Fee to the extent necessary to ensure that the Total Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 0.85% of the Fund's average daily net assets, pursuant to the Fund's investment advisory agreement.


EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year                 3 Years                5 years                 10 Years
  $88                   $274                    $477                   $1,061
--------------------------------------------------------------------------------

                                                                 ABOUT THE FUNDS

                         PORTFOLIO MANAGERS OF THE FUNDS
                         -------------------------------

LARGE CAP VALUE, SMALL CAP VALUE AND INTERNATIONAL VALUE FUNDS

Wendell L. Perkins, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are responsible for the day-to-day management of the Funds' portfolios. Mr. Perkins is the Executive Vice President and Chief Investment Officer of the Advisor and has managed equity portfolios for the Advisor or its predecessor since January 1994. Ms. McKay is a Senior Vice President of the Advisor and has been a portfolio manager with the Advisor or its predecessor since September 2000. Mr. Maraccini is a Senior Vice President of the Advisor and has been a portfolio manager for the Advisor or its predecessor since December 2001. Ms. McKay and Messrs. Perkins and Maraccini are equally responsible for the day-to-day management of the Funds' portfolios.

INTERMEDIATE FIXED INCOME FUND


The day-to-day management of the portfolio of the Fund is conducted by a team of employees of the Fund's sub-adviser, RNC Genter Capital Management. This team is comprised of the following individuals: Stephen M. Bradasich, Alexander J. Hall, CFA, Paul M. Ryan and Taylor R. Rudnick, CFA. Mr. Bradasich is Senior Vice President and Director of Fixed Income Investments, and has been with RNC Genter since 1992. Mr. Hall is Vice President, Portfolio Manager, and has been with RNC Genter since 1994. Mr. Ryan is Vice President, Portfolio Manager, and has been with RNC Genter since 2001. Mr. Rudnick is an Associate Portfolio Manager, and has been with RNC Genter since 2005. Prior to joining RNC Genter, Mr. Rudnick worked as a Financial Services Representative with E-Trade Financial, Inc.

Mr. Bradasich leads the team and sets the overall strategy for the Fund. The other members of the team, Messrs. Hall, Ryan and Rudnick meet regularly with Mr. Bradasich to discuss the Fund's portfolio and provide input on which securities the Fund should purchase or sell.


The Statement of Additional Information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds that they manage.

ABOUT YOUR ACCOUNT

                             HOW TO PURCHASE SHARES
                             ----------------------

The Optique Funds are no-load, which means you may purchase shares at net asset value ("NAV"), without any front-end or deferred sales charge or commission. NAV, the price of one share of a Fund, is calculated at the close of regular trading (generally, 3:00 p.m. Central Time) each day the New York Stock Exchange ("NYSE") is open. The NYSE is closed weekends and national holidays.

Shares may be purchased directly from the Funds or through certain broker/dealers ("Selected Dealers") who have signed a sales agreement with the Funds' Distributor, SEI Investments Distribution Co.

FOREIGN INVESTORS

The Funds do not accept investments by non-US persons. Please contact Optique Capital Management, the Fund's investment adviser, for more information.

MINIMUM INVESTMENT

                                                        INITIAL      ADDITIONAL
                                                     INVESTMENT      INVESTMENT
--------------------------------------------------------------------------------
Regular Accounts                                         $2,500             $50
Automatic Investment Plan                                $1,000             $50
IRAs                                                     $1,000             $50
Gifts to Minors                                          $1,000             $50
--------------------------------------------------------------------------------

The Funds may waive minimums for qualified retirement plans. Investors must make purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds do not accept cash, credit cards or third-party checks.

Whether you are opening a new account or adding to an existing one, the Funds provide you with several methods to buy shares.

The Funds must receive a properly completed Purchase Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.

The Funds may reject any purchase order or refuse a telephone transaction if the Funds believe it is advisable to do so. The Funds will not accept an account if you're investing for another person as attorney-in-fact or an account with Power of Attorney ("POA") in the Purchase Application's registration.

Also, the Funds do not issue stock certificates. You'll receive a statement confirming your purchase.

BY MAIL

o     TO OPEN AN ACCOUNT:

      --    Complete an Optique Funds Application.

                                                              ABOUT YOUR ACCOUNT

      -- Call 1-800-276-8272 or visit a Selected Dealer to obtain a Purchase Application. If you are opening an IRA, please complete an IRA Application.

      -- Mail your completed and signed Application along with a check payable to OPTIQUE FUNDS to:

            Optique Funds
            P.O. Box 182218
            Columbus, OH 43218-2218

--    For overnight or express mail, use the following address:

            Optique Funds
            3435  Stelzer Rd.
            Columbus, OH 43219

o     TO ADD TO AN EXISTING ACCOUNT:

      -- Mail your check payable to OPTIQUE FUNDS, along with an investment slip from a recent Optique Funds statement. If you do not have an investment slip, you may send a note signed by you as the account owner(s), indicating the account's full name and number.

      --    Mail to:

            Optique Funds
            P.O. Box 182218
            Columbus, OH 43218-2218

      --    For overnight or express mail, use the following address:

            Optique Funds
            3435 Stelzer Rd.
            Columbus, OH 43219

BY WIRE

o     TO OPEN AN ACCOUNT:

      -- Prior to the wire purchase you must call 1-800-276-8272 for an investor account number. At the same time, you must complete and mail a Purchase Application or IRA Application.

      -- Have your bank wire Federal funds to Citibank NA, New York, New York using these instructions:

            A.B.A. Routing Number 021000089
            For credit to Citigroup Fund Services
            Account # 30576692
            (Fund Name)
            (Shareholder Name)
            (Shareholder Account No.)

ABOUT YOUR ACCOUNT

      -- Mail your ORIGINAL Purchase Application to Optique Funds as soon as possible. THE FUNDS MUST RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION TO ESTABLISH TELEPHONE AND EXCHANGE PRIVILEGES, AS WELL AS TO CERTIFY YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER. IF THE FUNDS DO NOT RECEIVE YOUR ORIGINAL APPLICATION, THEY MAY DELAY PAYMENT OF REDEMPTION PROCEEDS AND WITHHOLD TAXES.

      -- Wired funds are considered received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

o     TO ADD TO AN EXISTING ACCOUNT:

      -- Call 1-800-276-8272 for instructions if your account is already open.

      -- Have your bank wire Federal funds to Citibank NA using the instructions above. Be sure to include your account number and the name of the Fund to be purchased.

      -- The Funds consider wired funds to be received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

BY INTERNET

o     TO OPEN AN ACCOUNT:

      --    Go to www.optiquefunds.com

      --    Follow the online instructions.

o     TO ADD TO AN EXISTING ACCOUNT:

      --    Go to www.optiquefunds.com

      --    Click on CURRENT SHAREHOLDERS

      --    Click on LOGIN TO YOUR ACCOUNT

BY AUTOMATIC INVESTMENT PLAN

o     TO OPEN AN ACCOUNT:

      -- Complete the Automatic Investment Plan section on your Purchase Application.

      --    Make your check payable to OPTIQUE FUNDS.

      --    The minimum initial investment is $1,000.

                                                              ABOUT YOUR ACCOUNT

      -- Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on the 10th, 15th, 20th and/or 30th of each month.

      -- The Funds require 10 days to verify your bank information before initiating the plan.

      --    You will receive monthly statements showing these purchases.

o     TO ADD TO AN EXISTING ACCOUNT:

      -- If you would like to add the Automatic Investment Plan to an existing account, call 1-800-276-8272 to request an Automatic Investment Plan Application.

      -- Complete the Application, having all signatures guaranteed, and return it to the address provided above.

      -- The Funds require 10 days to verify your bank information before initiating the plan.

      --    The minimum subsequent investment is $50.

Presently, the Funds do not charge a service fee for the Automatic Investment Plan. However, if there is not enough money in your bank account to cover the withdrawal, the Funds will cancel your purchase, and you will be responsible for any resulting loss to the Funds.

A redemption of all funds from your account will automatically discontinue the Automatic Investment Plan. If you would like to suspend your Automatic Investment Plan, please call our Shareholder Services Department at 1-800-276-8272 for details. The Funds can terminate the Automatic Investment Plan at any time with 7 days' notice.

BY ELECTRONIC FUNDS TRANSFER

o     TO ADD TO AN EXISTING ACCOUNT:

      -- Call 1-800-276-8272 for instructions if your account is already open.

      -- The Funds require 7 business days to verify your bank information before initiating this privilege.

      -- You may request electronic tranfers by phone or in writing in amounts from $50 to $50,000 per day.

      -- The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the NAV calculated after they receive your request in good order. See page 31 for definition of "good order".

ABOUT YOUR ACCOUNT

PURCHASES THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD PARTY

If you purchase shares through a financial intermediary, Selected Dealer or other provider, their minimum investment requirements, policies and fees may differ from those described here. Please contact your financial intermediary or provider for a complete description of its policies. You will want to carefully review these procedures before investing. The Funds may accept requests to buy additional shares into a Selected Dealer street name account only from the Selected Dealer.

The Funds may authorize Selected Dealers and their designees to accept purchase orders on the Funds' behalf. The Funds consider such orders received when the Selected Dealer or its designee accepts them, and price them at the next NAV calculated after receipt by the Selected Dealer or its designee.

The Funds have agreed to allow some Selected Dealers to enter purchase orders for their customers with payment to follow. The Funds price these telephone orders at the next NAV calculated after the Selected Dealer or its designee accepts them. The Selected Dealer is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon period. Otherwise, the Selected Dealer could be liable for resulting fees or losses.

The Funds normally will price purchase orders you place with a Selected Dealer or its designee prior to the close of regular trading on the NYSE (normally 3:00 p.m. Central Time) at the NAV calculated later that day. Selected Dealers are responsible for promptly forwarding orders and payment to the Transfer Agent. If your request is received by the Selected Dealer or its designee after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, the Funds will process your purchase request on the next business day at that day's NAV.

CHECKS/RETURNED CHECKS

All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Funds will cancel your purchase for any check or electronic transfer returned unpaid, AND YOU WILL BE RESPONSIBLE FOR ANY RESULTING LOSS TO THE FUNDS.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE

The Funds may delay payment for redemptions up to 14 business days to make sure there are sufficient funds to cover the check or electronic transfer you use to make the purchase. If you plan to exchange or redeem shares shortly after purchase, you may want to make your purchase by wire. However, if you do so, you may have to pay a redemption or exchange fee. See page 29 "Frequent Purchases and Redemptions of Fund Shares" and page 30 "Exchange Privileges" regarding redemption policies.

                                                              ABOUT YOUR ACCOUNT

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established at the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ABOUT YOUR ACCOUNT

                     SELLING (REDEEMING) SHARES OF THE FUNDS
                     ---------------------------------------

You may sell (redeem) your shares on any business day the NYSE is open for trading. There is no charge to redeem shares. The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.

If your redemption request is received in good order before the close of regular trading on the NYSE (normally 3:00 p.m. Central Time), you will receive that day's NAV. See page 31 for a definition of "good order." If your request is received after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, you will receive the next business day's NAV.

If you are redeeming shares that were recently purchased by check, the Funds may delay the payment of your redemption proceeds until your check or electronic transfer has cleared. This may delay payment of redemption proceeds up to 14 business days. If you plan to redeem or exchange shares shortly after purchase, you may want to make your purchase by wire. However, if you do so, you may have to pay a redemption or exchange fee. See page 29 "Frequent Purchases and Redemptions of Fund Shares" and page 30 "Exchange Privileges" regarding redemption policies.

The Funds provide you with several methods to redeem shares.

BY MAIL

o     Send your unconditional written request for redemption to:

            Optique Funds
            P.O. Box 182218
            Columbus, OH 43218-2218

o     For overnight or express mail, use the following address:

            Optique Funds
            3435 Stelzer Road
            Columbus, OH 43219

o     Your unconditional written request must include:

      -- The names and signatures of all account holders. All account holders need to sign the request exactly as their names appear on the account;

      --    The number of shares or the dollar amount to be redeemed;

      --    The Fund's name; and

      --    The account number to be redeemed.

                                                              ABOUT YOUR ACCOUNT

o If you are redeeming from an IRA, also include the amount or percentage of tax withholding on your redemption request. If this information is not included, the Funds are required to automatically withhold 10% of your redemption proceeds.

o Payments will be mailed within 7 calendar days of receiving redemption instructions in good order. See page 31 for a definition of "good order."

o Include documentation required for corporate, partnership or fiduciary accounts. Call 1-800-276-8272 for details.

o     Signatures must be guaranteed if:

      --    Your redemption request is greater than $50,000;

      -- The proceeds are to be paid to someone other than the account holder;

      -- The proceeds are to be sent to an address other than the address of record; or

      --    The request is made within 30 days' of an address change.

BY TELEPHONE

o If you did not waive the telephone redemption privilege on your Purchase Application, you may call 1-800-276-8272 to redeem shares.

o     You will be asked to provide:

      --    Your name;

      --    Account number;

      --    Social Security Number; and

      --    Dollar amount or number of shares to be redeemed.

o Proceeds will be sent to you at the address of record on your account or sent by wire or electronic funds transfer to the bank account listed in your records.

o Wire payments for redemptions requested by phone will usually be made on the next business day.

o Electronic funds transfer will ordinarily arrive at your bank 2 to 3 banking days after transmission.

ABOUT YOUR ACCOUNT

o     The Funds reserve the right to refuse a telephone redemption request.

o The Funds will not accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with all signatures guaranteed.

BY INTERNET

o     Go to www.optiquefunds.com

o     Click on CURRENT SHAREHOLDERS

o     Click on LOGIN TO YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PLAN

If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for Federal income tax purposes.

o     Call 1-800-276-8272 to request a Systematic Withdrawal Plan Application.

o To change your plan, send a request in writing signed by each registered holder of the account.

o You can stop the Systematic Withdrawal Plan at anytime without charge or penalty, call 1-800-276-8272 for details.

o The Funds reserve the right to change or eliminate the plan anytime with 60 days' notice.

REDEMPTIONS THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD
PARTY

A financial intermediary, Selected Dealer or other third party may charge a fee to redeem your Fund shares. If the Selected Dealer is the shareholder of record, the Funds may accept redemption requests only from that Selected Dealer. Because redemption procedures vary from dealer to dealer, you will want to carefully review these procedures before redeeming shares.

The Funds may authorize Selected Dealers and their designees to accept redemption requests on the Funds' behalf. The Funds consider these requests received when the Selected Dealers or their designees accept them, and price them at the next calculated NAV.

                                                              ABOUT YOUR ACCOUNT

OTHER REDEMPTION POLICIES

If the dollar amount you request to be redeemed is greater than the current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

TELEPHONE AND WIRE REQUESTS

During times of unusual market activity, you may have trouble placing a request by telephone or wire. In this event, consider sending your order by mail or overnight delivery using the address provided on page 21.

The Funds take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.

REDEMPTIONS IN LOW BALANCE ACCOUNTS

If a redemption or exchange leaves your account below $1,000, or you discontinue the Automatic Investment Plan before you have invested $1,000, the Funds may provide you a 30-day notice to add to your balance or renew your Automatic Investment Plan. If you do not act within the 30-day period, the Funds may close your account and send you the proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the stocks of small capitalization companies in which the Small Cap Value Fund invests, the Small Cap Value Fund may be subject to greater risk of market timing activities than the Large Cap Value Fund. Also, since the International Value Fund invests a significant amount of its assets in foreign securities, it is subject to the risk that investors may attempt to engage in "time-zone arbitrage," by taking advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock Exchange that day, when the International Value Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.

The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of each Fund's shares. Additionally, the International Value Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what is believed to be their fair value, may help deter time-zone arbitrage.

ABOUT YOUR ACCOUNT

1. Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of that Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

2. Each Fund imposes a 2% redemption fee on redemptions that occur less than 30 days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.

The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), (3) shares redeemed through designated systematic withdrawal plans, or (4) shares exchanged pursuant to the exchange privilege, but otherwise applies to all investors in the Funds, including those that invest through omnibus accounts at intermediaries such as broker-dealers. While the redemption fee does not apply to shares that are exchanged, the Funds do impose a 2% exchange fee on the value of shares exchanged less than 30 days after purchase.

The Funds rely on intermediaries to determine when a redemption occurs less than 30 days after purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, they cannot guarantee that such trading will not occur.

                               EXCHANGE PRIVILEGE
                               ------------------

Investors may exchange shares of one Optique Fund for shares of another Optique Fund. Note that an exchange is an ordinary sale and purchase for Federal income tax purposes. As a result, you may realize a capital gain or loss. You may only exchange into Funds that are legally qualified for sale in your state.

o To open a new account with an exchange, the transaction must meet account minimums ($2,500 for a regular account; $1,000 for an IRA).

o New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

o     To add to an account, the exchange must be $500 or more.

o To exchange shares by telephone, follow the instructions under "Selling (Redeeming) Shares of the Funds - By Telephone."

o Each Fund imposes a 2% exchange fee on the value of the shares exchanged less than 30 days after purchase. The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Purchases and Redemptions of Fund Shares" on page 29.

                                                              ABOUT YOUR ACCOUNT

                OTHER PURCHASE, REDEMPTION AND EXCHANGE POLICIES
                ------------------------------------------------

GOOD ORDER

The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

o     The Fund's name and your account number.

o     The number or dollar amount of shares you want to buy or sell.

o     Signatures of all account holders, exactly as registered on the account.

o     Signature guarantees for the following:

      -     If the amount to be redeemed is more than $50,000;

      - If the proceeds are sent to someone other than the shareholder of record; or

      -     If the request is made within 30 days of an address change.

o Any documentation required for redemptions by corporations, trusts, estates and other organizations.

TELEPHONE TRANSACTIONS

Unless you waive telephone privileges on your Purchase Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each account holder.

The Funds will take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.

SIGNATURE GUARANTEES

Whenever you change your bank information or your account registration information, you must provide a signature guarantee for each account holder. Signature guarantee requirements help protect you from fraud. You may obtain a signature guarantee from a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc. or other eligible institutions. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

RETIREMENT PLANS

Optique Funds may be an appropriate choice for your retirement plan. In addition, the Funds may be used as investment options for 401(k) plans and other retirement vehicles. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals are available by calling 1-800-276-8272.

ABOUT YOUR ACCOUNT

LOST ACCOUNTS. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                              NET ASSET VALUE (NAV)
                              ---------------------

Each of the Optique Funds normally calculates its net asset value (NAV) each day the NYSE is open, after the close of business (normally 3:00 p.m. Central Time). NAV is calculated by adding together the value of a Fund's total assets, subtracting its liabilities, and then dividing the balance by the number of shares outstanding. The Funds do not calculate their NAVs on the days when the NYSE is closed.

The Funds typically use current market quotations to value their securities. The Funds will value fixed income securities with a remaining maturity of 60 days or less on an amortized cost basis. If securities do not have readily available market quotation or if there are events that have occurred between the closing of an exchange on which securities are principally traded and the closing of the NYSE that is likely to have changed the value of the securities, the Funds will use a good faith fair value either provided by the Board of Directors or determined pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted sales price and a Fund may not be able to sell

                                                              ABOUT YOUR ACCOUNT

a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. The Board of Directors may also approve the use of pricing services to assist in the calculation of NAVs for the Funds.

The International Value Fund will, and the other Funds may, hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their NAVs. To the extent they do so, the market value of the Funds' investments may change on days when you cannot purchase or redeem Fund shares.

The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currenices against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

The Funds typically distribute most or all of their net income to shareholders in the form of dividends. The Funds distribute net capital gains, if any, annually.

In general, any distributions of dividends you receive from the Funds are taxable as dividi-end income and any distributions of interest income and short term capital gains you receive from the Funds are taxable as ordinary income. Any net long-term capital gains you receive are taxable as capital gains, regardless of how long you have owned your shares. The Funds expect that the distributions of the Intermediate Fixed Income Fund will consist primarily of ordinary income; the distributions of the Small Cap Value Fund will consist primarily of net capital gains; and the distributions of the Large Cap Value Fund and International Value Fund will consist of both dividend income and net capital gains.

The following table summarizes the distribution policies for each of the Funds:

                                                      DIVIDENDS    CAPITAL GAINS
FUND                                                   (IF ANY)         (IF ANY)
--------------------------------------------------------------------------------
Large Cap Value Fund                                  quarterly         annually
Small Cap Value Fund                                   annually         annually
International Value Fund                               annually         annually
Intermediate Fixed Income Fund                          monthly         annually
--------------------------------------------------------------------------------

MORE ABOUT THE FUNDS

REINVESTMENT OF FUND DISTRIBUTIONS

Investors can reinvest all of their income dividends and/or capital gain distributions into the Funds at NAV or receive their distributions in cash. For investors whose income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares.

TAX CONSIDERATIONS

The sale of shares in your account may produce a taxable gain or a loss. An exchange of shares of one Fund for another is treated as a sale of the Fund shares surrendered in exchange and may result in a taxable gain. A portion of the ordinary income distributions from the Intermediate Fixed Income Fund may be exempt from state taxation. Please consult your tax advisor regarding the treatment of your distribution.

ASSET ALLOCATION (DIVERSIFICATION)

You should not consider an investment in any one Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, including common stocks, bonds and money market instruments.

                             MANAGEMENT OF THE FUNDS
                             -----------------------

INVESTMENT ADVISER


Optique Capital Management, Inc. is the investment adviser for the Funds. Located at 222 East Erie Street, Suite 500, Milwaukee, WI 53202, the Advisor manages the investments of the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund (but not the Intermediate Fixed Income Fund) and manages each Fund's business operations under the overall supervision of the Funds' Board of Directors. With respect to the Intermediate Fixed Income Fund, the Advisor develops the investment program, recommends to the Funds' Board of Directors a sub-adviser to manage the investments of the Intermediate Fixed Income Fund, and monitors the performance of the sub-adviser.


The Advisor manages the portfolio of securities for each Fund except the Intermediate Fixed Income Fund. As such it selects portfolio securities for investment, purchases and sells securities and places orders for the execution of portfolio transactions. As compensation for the Advisor's services, the Funds pay the Advisor a fee which is calculated daily and payable monthly, based upon the average daily net assets of each Fund at the following annual rates:

--------------------------------------------------------------------------------
Large Cap Value Fund                                                       0.75%
Small Cap Value Fund                                                       0.75%
International Value Fund                                                   0.90%
Intermediate Fixed Income Fund                                             0.45%
--------------------------------------------------------------------------------

                                                            MORE ABOUT THE FUNDS


A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Advisor for the Funds is available in the Funds' annual report to shareholders for the period ended October 31, 2007.


SUB-ADVISER


RNC Genter Capital Management ("RNC") is the sub-adviser for the Intermediate Fixed Income Fund. Located at 11601 Wilshire Boulevard, Twenty-Fifth Floor, Los Angeles, CA 90025, RNC selects portfolio securities for investment by the Intermediate Fixed Income Fund, purchases and sells securities for the Intermediate Fixed Income Fund, and places orders for the execution of portfolio transactions.

As compensation for RNC's services, the Advisor will pay RNC a monthly fee, at an annual rate based on the average daily net assets of the Intermediate Fixed Income Fund.

A discussion regarding the basis for the Board of Directors approving the sub-advisory agreement with RNC for the Intermediate Fixed Income Fund is available in the Funds' annual report to shareholders for the period ended October 31, 2007.


ADMINISTRATOR

SEI Investments Global Funds Services ("SIGFS") (formerly SEI Investments Mutual Funds Services) acts as administrator for the Funds. SIGFS is located at One Freedom Valley Dr., Oaks, PA 19456 and provides administrative and accounting services to the Funds, including calculating each Fund's NAV.

TRANSFER AGENT

Citigroup Fund Services ("Citigroup") acts as transfer agent for the Funds. Citigroup is located at 3435 Seltzer Road, Columbus, OH 43219.

CUSTODIAN

State Street Bank and Trust Company, located at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Funds' investments.

DISTRIBUTION FEES

The Funds have adopted a Service and Distribution Plan under Rule 12b-1 under the Investment Company Act. The Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MORE ABOUT THE FUNDS

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years presented has been derived from the Funds' financial statements, which have been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.


                                                                                          LARGE CAP
                                                                                          VALUE FUND
                                                            ---------------------------------------------------------------------
                                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR
                                                               ENDED         ENDED         ENDED         ENDED           ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                                               2007           2006         2005          2004            2003
                                                            ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF YEAR                         $     11.09   $     10.28   $      9.83   $      8.63     $      7.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.18          0.16          0.16          0.11            0.11
Net realized and unrealized gain (loss) on investments             0.58*         1.71*         0.89*         1.20*           1.62*
                                                            -----------   -----------   -----------   -----------     -----------
      Total from Investment Operations                             0.76          1.87          1.05          1.31            1.73
                                                            -----------   -----------   -----------   -----------     -----------
LESS DISTRIBUTIONS PAID:
From net investment income                                        (0.18)        (0.17)        (0.16)        (0.11)          (0.11)
From net realized capital gains                                   (0.37)        (0.89)        (0.44)           --              --
                                                            -----------   -----------   -----------   -----------     -----------
      Total Distributions                                         (0.55)        (1.06)        (0.60)        (0.11)          (0.11)
                                                            -----------   -----------   -----------   -----------     -----------
NET ASSET VALUE, END OF YEAR                                $     11.30   $     11.09   $     10.28   $      9.83     $      8.63
                                                            ===========   ===========   ===========   ===========     ===========

TOTAL RETURN(1)                                                    6.90%        19.71%        10.80%        15.27%(2)       24.93%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                              $   152,570   $   139,799   $   113,366   $    94,038     $    71,662
Ratio of expenses to average net assets, net of waivers
   and reimbursements                                              1.02%         1.06%         1.07%         1.17%           1.34%
Ratio of expenses to average net assets, before waivers
   and reimbursements                                              1.02%         1.06%         1.07%         1.24%           1.34%
Ratio of net investment income to average net assets, net
   of waivers and reimbursements                                   1.57%         1.61%         1.62%         1.16%           1.49%
Ratio of net investment income to average net assets,
   before waivers and reimbursements                               1.57%         1.61%         1.62%         1.09%           1.49%
Portfolio turnover rate                                              37%           46%           54%           38%             51%

                                                                                          SMALL CAP
                                                                                          VALUE FUND
                                                            ---------------------------------------------------------------------
                                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR
                                                               ENDED         ENDED         ENDED         ENDED           ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                                                2007          2006          2005         2004             2003
                                                            ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF YEAR                         $     12.79   $     11.96   $     13.26   $     12.61     $      9.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.04          0.04          0.04          0.04            0.05
Net realized and unrealized gain (loss) on investments            (0.44)         2.34*         0.93*         1.04*           3.49*
                                                            -----------   -----------   -----------   -----------     -----------
      Total from Investment Operations                            (0.40)         2.38          0.97          1.08            3.54
                                                            -----------   -----------   -----------   -----------     -----------
LESS DISTRIBUTIONS PAID:
From net investment income                                        (0.04)        (0.04)        (0.04)        (0.04)          (0.06)
From net realized capital gains                                   (2.93)        (1.51)        (2.23)        (0.39)             --
                                                            -----------   -----------   -----------   -----------     -----------
      Total Distributions                                         (2.97)        (1.55)        (2.27)        (0.43)          (0.06)
                                                            -----------   -----------   -----------   -----------     -----------
NET ASSET VALUE, END OF YEAR                                $      9.42   $     12.79   $     11.96   $     13.26     $     12.61
                                                            ===========   ===========   ===========   ===========     ===========

TOTAL RETURN(1)                                                   (4.95)%       22.19%         6.92%         8.76%(2)       38.99%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                              $    31,008   $    41,864   $    56,118   $    70,777     $    73,035
Ratio of expenses to average net assets, net of waivers
   and reimbursements                                              1.50%         1.44%         1.22%         1.22%           1.34%
Ratio of expenses to average net assets, before waivers
   and reimbursements                                              1.59%         1.44%         1.22%         1.29%           1.34%
Ratio of net investment income to average net assets, net
   of waivers and reimbursements                                   0.27%         0.29%         0.37%         0.29%           0.51%
Ratio of net investment income to average net assets,
   before waivers and reimbursements                               0.18%         0.29%         0.37%         0.22%           0.51%
Portfolio turnover rate                                              62%           87%           71%           62%             73%



* Includes redemption fees retained by the Fund. Such redemption fees represent less than $0.01 per share.

(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to December 3, 2007, the investment advisor was Johnson Asset Management, Inc., the predecessor to the Advisor.

(2) Fee waivers and/or reimbursements were in effect. If they had not been in effect, performance would have been lower.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                            MORE ABOUT THE FUNDS


                                                                                        INTERNATIONAL
                                                                                          VALUE FUND
                                                            ---------------------------------------------------------------------
                                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR
                                                               ENDED         ENDED         ENDED         ENDED           ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                                               2007           2006         2005          2004            2003
                                                            ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF YEAR                         $     16.62   $     14.12   $     12.37   $     10.44     $      8.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.26          0.28          0.20          0.15            0.13
Net realized and unrealized gain (loss) on investments             3.06*         3.04*         1.78*         1.91            2.29*
                                                            -----------   -----------   -----------   -----------     -----------
      Total from Investment Operations                             3.32          3.32          1.98          2.06            2.42
                                                            -----------   -----------   -----------   -----------     -----------
LESS DISTRIBUTIONS PAID:
From net investment income                                        (0.26)        (0.23)        (0.18)        (0.13)          (0.07)
From net realized capital gains                                   (1.47)        (0.59)        (0.05)           --              --
                                                            -----------   -----------   -----------   -----------     -----------
      Total Distributions                                         (1.73)        (0.82)        (0.23)        (0.13)          (0.07)
                                                            -----------   -----------   -----------   -----------     -----------
NET ASSET VALUE, END OF YEAR                                $     18.21   $     16.62   $     14.12   $     12.37     $     10.44
                                                            ===========   ===========   ===========   ===========     ===========

TOTAL RETURN(1)                                                   21.61%        24.57%        16.11%        19.84%(2)       30.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                              $   111,231   $    98,943   $    88,618   $    69,735     $    54,031
Ratio of expenses to average net assets, net of waivers
   and reimbursements                                              1.38%         1.40%         1.41%         1.57%           1.70%
Ratio of expenses to average net assets, before waivers
   and reimbursements                                              1.38%         1.40%         1.41%         1.60%           1.70%
Ratio of net investment income to average net assets, net
   of waivers and reimbursements                                   1.58%         1.79%         1.48%         1.31%           1.43%
Ratio of net investment income to average net assets,
   before waivers and reimbursements                               1.58%         1.79%         1.48%         1.28%           1.43%
Portfolio turnover rate                                              21%           21%           16%           19%             17%

                                                                                      INTERMEDIATE
                                                                                    FIXED INCOME FUND
                                                         -----------------------------------------------------------------------
                                                         FISCAL YEAR   FISCAL YEAR     FISCAL YEAR   FISCAL YEAR     FISCAL YEAR
                                                            ENDED         ENDED           ENDED         ENDED           ENDED
                                                         OCTOBER 31,   OCTOBER 31,     OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                                            2007          2006             2005         2004            2003
                                                         -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF YEAR                      $      9.84   $      9.80     $     10.11   $     10.15     $      9.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.40          0.35            0.34          0.34            0.41
Net realized and unrealized gain (loss) on investments          0.07*         0.04*          (0.31)*       (0.04)           0.17
                                                         -----------   -----------     -----------   -----------     -----------
      Total from Investment Operations                          0.47          0.39            0.03          0.30            0.58
                                                         -----------   -----------     -----------   -----------     -----------
LESS DISTRIBUTIONS PAID:
From net investment income                                     (0.40)        (0.35)          (0.34)        (0.34)          (0.41)
From net realized capital gains                                   --            --              --            --              --
                                                         -----------   -----------     -----------   -----------     -----------
      Total Distributions                                      (0.40)        (0.35)          (0.34)        (0.34)          (0.41)
                                                         -----------   -----------     -----------   -----------     -----------
NET ASSET VALUE, END OF YEAR                             $      9.91   $      9.84     $      9.80   $     10.11     $     10.15
                                                         ===========   ===========     ===========   ===========     ===========

TOTAL RETURN(1)                                                 4.84%         4.10%(2)        0.31%         2.98%(2)        5.86%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                           $    57,572   $    59,804     $    66,701   $    71,354     $    70,663
Ratio of expenses to average net assets, net of waivers
   and reimbursements                                           0.85%         0.85%           0.81%         0.85%           0.85%
Ratio of expenses to average net assets, before waivers
   and reimbursements                                           0.93%         0.92%           0.81%         0.89%           0.87%
Ratio of net investment income to average net assets,
   net of waivers and reimbursements                            4.02%         3.60%           3.41%         3.32%           3.95%
Ratio of net investment income to average net assets,
   before waivers and reimbursements                            3.94%         3.53%           3.41%         3.28%           3.93%
Portfolio turnover rate                                           60%           21%             37%           35%             32%

INFORMATION

                              FOR MORE INFORMATION
                              --------------------

o ACCOUNT STATEMENTS. You will receive a periodic statement detailing activity in your account from Optique Funds, your financial intermediary or other provider.

o ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS. These reports detail the Funds' actual investments (as of the report date) and performance information. The Annual Report includes a discussion of recent market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The Annual Report is audited by the Funds' independent accountants. To reduce expenses, the Funds will mail one copy of each report to each Tax ID even though the investor may have more than one account with the Funds. The Optique Funds make available the annual and semi-annual reports of the Funds, free of charge, on their Internet website (http://www.optiquefunds.com).

o STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally part of) in this prospectus. You may visit the SEC's Internet website (www.sec.gov) to view the SAI and other information. The SAI is also available, free of charge, on the Optique Funds' Internet website (http://www.optiquefunds.com), and is available from Selected Dealers through which shares of the Optique Funds may be purchased or sold.

To request a free copy of the current Annual/Semiannual Report or SAI, please write, call or visit the Funds online at:

Optique Funds
3435 Stelzer Road
Columbus, OH 43219
1-800-276-8272
www.optiquefunds.com

You can review and copy information about the Optique Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the Optique Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by writing to the address below or by electronic request to publicinfo@sec.gov.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

SEC File Number: 811-08627

--------------------------------------------------------------------------------

                              [OPTIQUE FUNDS LOGO]


                                  Optique Funds
                              222 East Erie Street
                               Milwaukee, WI 53202
                              www.optiquefunds.com


--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION FOR                        February 28, 2008


         OPTIQUE LARGE CAP VALUE FUND
         OPTIQUE SMALL CAP VALUE FUND
         OPTIQUE INTERNATIONAL VALUE FUND
         OPTIQUE INTERMEDIATE FIXED INCOME FUND

                               OPTIQUE FUNDS, INC.
                              222 East Erie Street
                                    Suite 500
                           Milwaukee, Wisconsin 53202

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.), dated February 28, 2008. Requests for copies of the Prospectus should be made by writing to Optique Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                  The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2007, of Optique Funds, Inc. (File No. 811-08627) as filed with the Securities and Exchange Commission on Form N-CSR on January 9, 2008.

     Statement of Net Assets
         Optique Large Cap Value Fund
         Optique Small Cap Value Fund
         Optique International Value Fund
         Optique Intermediate Fixed Income Fund
     Statements of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to the Financial Statements
     Report of Independent Registered Public Accounting Firm


                  Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 276-8272.

                               OPTIQUE FUNDS, INC.


                                Table of Contents

                                                                        Page No.


FUND HISTORY AND CLASSIFICATION................................................2

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT CONSIDERATIONS......................................................4


DISCLOSURE OF PORTFOLIO HOLDINGS..............................................19

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................21

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................24

INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
      CUSTODIAN AND TRANSFER AGENT............................................25

DETERMINATION OF NET ASSET VALUE..............................................32

DISTRIBUTION OF SHARES........................................................34

REDEMPTION FEE................................................................35

ALLOCATION OF PORTFOLIO BROKERAGE.............................................36

TAXES.........................................................................37

SHAREHOLDER MEETINGS..........................................................39

CAPITAL STRUCTURE.............................................................40

DESCRIPTION OF SECURITIES RATINGS.............................................41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................45

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2008, and, if given or made, such information or representations may not be relied upon as having been authorized by Optique Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


                  Optique Funds, Inc. (the "Corporation"), formerly known as JohnsonFamily Funds, Inc., is an open-end, diversified management investment company consisting of four separate portfolios, the Optique Large Cap Value Fund (the "Large Cap Value Fund"), Optique Small Cap Value Fund (the "Small Cap Value Fund"), Optique International Value Fund (the "International Value Fund") and Optique Intermediate Fixed Income Fund (the "Fixed Income Fund") (each individually a "Fund" and collectively the "Funds"). Optique Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Optique Funds, Inc. was incorporated as a Maryland corporation on January 27, 1998. The Large Cap Value Fund was called the "JohnsonFamily Large Cap Value Fund" prior to December 3, 2007. The Small Cap Value Fund was called the "JohnsonFamily Small Cap Value Fund" prior to December 3, 2007. The International Value Fund was called the "JohnsonFamily International Value Fund" prior to December 3, 2007. The Fixed Income Fund was called the "JohnsonFamily Intermediate Fixed Income Fund" prior to December 3, 2007.

                  As of the date of this Statement of Additional Information, the Corporation's address is 555 Main Street, Racine, Wisconsin 53403. The Corporation's address as of March 30, 2008 will be 222 East Erie Street, Suite 500, Milwaukee, Wisconsin 53202.


                             INVESTMENT RESTRICTIONS

                  The Large Cap Value Fund, Small Cap Value Fund, International Value Fund and Fixed Income Fund have adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of a Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of a Fund.

     1. The Funds will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Funds may borrow money to the extent set forth in investment restriction no. 4.

     2. The Funds may sell securities short to the extent permitted by the Act.

     3. The Funds may write put and call options to the extent permitted by the Act.

     4. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 10% of the value of a Fund's net assets) or for emergency or extraordinary purposes.

     5. Each Fund may pledge or hypothecate its assets to secure its borrowings.

     6. The Funds will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend their portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of a Fund's total assets would be subject to such loans.

     7. The Funds will not make investments for the purpose of exercising control or management of any company.

     8. The Funds will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, a Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of a Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.

     9. No Fund will invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Funds will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

     10. No Fund will act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

     11. The Funds will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

     12. The Funds will not purchase or sell commodities or commodity contracts, except that each Fund may invest in futures contracts and options on futures contracts.

                  The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

     1. No Fund will invest more than 15% of the value of its net assets in illiquid securities.

     2. The Funds will not purchase securities of other investment companies except: (a) as a part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund's net assets would be invested in shares of registered investment companies.

     3. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

     4. The Funds will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Directors determines to change this non-fundamental policy for any Fund, that Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

                  The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Temporary Investments

                  Each Fund may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include money market mutual funds, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

                  The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized statistical rating organization (NRSRO).

                  The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In this event, a Fund may experience delays, increased costs and a possible loss.

                  The Funds may also invest in money market mutual funds issued by other investment companies. As a shareholder of a money market fund, a Fund would be subject to the same risks as any other investor and will bear a proportionate share of any fees and expenses incurred by the mutual fund in which it invests. These will be in addition to the advisory and other fees paid by the Fund.

                  During adverse market conditions, up to 100% of the International Value Fund's total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities.

Investment Grade Investments


                  The Funds may invest in investment-grade debt securities, or unrated securities if Optique Capital Management, Inc. (the "Adviser"), or, with respect to the Fixed Income Fund, RNC Genter Capital Management (the "Sub-Adviser" or "RNC Genter") believes they are equivalent in quality. A debt or other fixed income security is considered investment grade if it is rated BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA ("Fitch"); or Baa or better by Moody's Investors Services, Inc. ("Moody's") or any other NRSRO.


                  Investment-grade bonds rated BBB by S&P or Fitch, or Baa by Moody's are considered to be of medium-grade quality. Medium-grade securities have certain speculative characteristics. This means they are typically more sensitive to economic changes and subject to a higher degree of risk than higher rated securities.

                  Ratings are determined at the time of investment. If a security held by a Fund loses its rating or has its rating reduced, the Fund does not have to sell the security immediately. However, the Adviser will closely monitor the security to determine what action, if any, the Fund should take.

Illiquid Securities

                  Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Short Sales

                  The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

                  No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 5% of the value of a Fund's net assets. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Lending of Portfolio Securities

                  In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

High Yield Convertible Securities

                  Each equity Fund may invest in convertible debt securities when the Adviser believes the underlying common stock is a suitable investment for the Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

                  Each equity Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of "junk bonds" must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

                  The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

                  The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and a Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

                  The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that a Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on the Adviser's own credit analysis than is the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.

Mortgage-Backed and Asset-Backed Securities

                  Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Each of the Funds may also purchase mortgage-backed securities structured as collateralized mortgage obligations ("CMO"). CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs", which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities, "POs", which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index.

                  Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

                  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

                  In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

                  Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Hedging Instruments

                  Each of the Funds may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Funds may use futures transactions for several reasons, including: (i) hedging unrealized portfolio gains; (ii) minimizing adverse principal fluctuations in a Fund's debt and fixed-income securities; or
(iii) as a means of adjusting exposure to various markets. The Funds will deal only in exchange-traded futures contracts and in exchange-traded or over-the-counter securities options.

                  Generally, the Funds may engage in a futures contract or options transactions if the initial margin deposits and premiums paid for unexpired options do not exceed 5% of a Fund's total assets. In addition, each Fund will commit no more than 5% of its net assets to futures contracts and options or more than 5% of its net assets to cover its obligations with respect to futures contracts and options.

                  Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

                  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

                  Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

                  Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Each Fund may purchase options on futures contracts as well as options on securities and stock indices. Each of the Funds may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Stock Index Options. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indices also may be based on an industry or market segment, such the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

                  Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

                  To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction". (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

                  Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                  When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Funds may only write covered puts. For a put to be covered, a Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

                  Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

                  Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. Each of the Funds may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

                  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each of the Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Funds' options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

                  Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

                  Asset Coverage for Futures and Option Positions. Each of the Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities with its custodian in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

                  Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

Depository Receipts

                  Each of the Funds may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may be not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs.

                  In addition to ADRs, each of the Funds may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Portfolio Turnover

                  Generally, the Funds do not purchase securities with the intent of turning them over rapidly. However, the Adviser, and with respect to the Fixed Income Fund, the Sub-Adviser, will continuously monitor each Fund's investments and adjust the portfolio whenever the Adviser or Sub-Adviser, as applicable, believe it is in the best interest of the Fund to do so. Fund turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of the Fund's management.

                  Portfolio turnover measures the amount of trading that occurs in a Fund's portfolio during the year. A 100% turnover rate, for example, means that on average, every security in the portfolio has been replaced once during the year. Funds with higher turnover rates often have higher transaction costs (e.g. brokerage commissions, portfolio trading costs), which are paid by the Funds, and may generate short-term capital gains. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for tax purposes. The turnover rate for the Funds may vary from year to year. However, the Adviser expects that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%.

Borrowing

                  The Funds may borrow money, but only from banks and only for temporary or emergency purposes. Each Fund may borrow up to 10% of its net assets. However, they must repay any amount borrowed before buying additional securities. If the securities held by a Fund decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares may also lose value.

Reverse Repurchase Agreements

                  The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells securities with the understanding that it will buy them back within a particular time at a specified price.

                  Reverse repurchase agreements involve certain risks, including the chance that the market value of the securities sold may decline below the price of the securities the Fund is obligated to repurchase. They are also subject to the risk that the securities may not be returned to the Fund.

                  To manage risk, a Fund will maintain with its custodian cash or liquid securities having a value at least equal to the repurchase price of the securities sold, less the value of the collateral securing the reverse repurchase agreement.

When-Issued and Delayed-Delivery Securities

                  To ensure the availability of suitable securities for their portfolios, the Funds may buy when-issued or delayed-delivery securities. The Funds intend to purchase the securities with the expectation of acquiring the underlying securities when delivered. However, a Fund may sell when-issued securities before the settlement date when the Adviser believes it is in the best interests of a Fund to do so. Unless a Fund has entered into an offsetting agreement to sell the securities, it must maintain with the Fund's custodian cash or liquid assets equal to the amount of the Fund's commitment.

                  When-issued and delayed-delivery securities represent securities that have been authorized but not yet issued. The price of when-issued and delayed-delivery securities is fixed at the time a commitment to purchase is made, but delivery and payment take place at a later date. As a result, they are subject to certain risks, including the chance that these securities may fall in value by the time they are actually issued or delivered. New issues of stocks and bonds, stocks that have split and Treasury securities are examples of securities that are traded on a when-issued or delayed-delivery basis.

Government Obligations

                  Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.


                  Obligations of certain agencies and instrumentalities, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.


Warrants

                  Each of the equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price for a specified period of time. Like options, warrants involve certain risks, including the chance that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. Warrants also involve the risk that the effective price paid for the warrant when added to the subscription price of the related security may be greater than the value of the subscribed security's market price. To manage risk, no more than 5% of each equity Fund's net assets, valued at the time of investment, will be invested in warrants.

Classification of Foreign Markets

                  Foreign markets are often classified as mature or emerging. The countries in which the Funds may invest are classified below. The Funds also may invest in additional countries when such investments are consistent with the Fund's objective and policies.

                  Mature: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

                  Emerging:         Argentina, Brazil, Chile, China, Czech
                                    Republic, Ecuador, Greece, Hungary, India,
                                    Indonesia, Jamaica, Kenya, Israel, Jordan,
                                    Malaysia, Mexico, Morocco, Nigeria,
                                    Pakistan, People's Republic of China, Peru,
                                    Philippines, Poland, South Africa, South
                                    Korea, Sri Lanka, Taiwan, Thailand, Turkey,
                                    Uruguay, Venezuela and Vietnam.

Foreign Currency Transactions

                  To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot
(cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

                  When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospects into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

                  At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

                  If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

                  Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                  Each of the Funds may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

                  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' shareholders. The Funds will not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report annually to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.

                  The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds.

                  There may be instances where the interests of the shareholders of the Funds respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

                  Fund Service Providers

                  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an "insider" from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Funds' administrator, independent registered public accountants and custodian.

                  Rating and Ranking Organizations

                  The Funds' Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis (as determined by the officers in their discretion).

                           Morningstar, Inc.
                           Lipper, Inc.
                           Standard & Poor's Ratings Group
                           Bloomberg L.P.

                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the shareholders of the Funds to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, the Funds will not provide this information until such information is at least 15 calendar days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

                  Website Disclosure


                  The Funds publish their top ten positions at the end of each month on their website (www.optiquefunds.com). This information is updated approximately 5 to 10 business days following the end of each month. It is available to anyone that visits the website.


                  Others

                  The Funds, from time to time, may provide their entire portfolios as of a calendar month end to Johnson Bank, as a fiduciary for its clients that are shareholders of the Funds, but not until 15 calendar days after the end of such month.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

Management Information

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information regarding each of the officers and directors of the Corporation (including their principal occupations for at least the last five years) is set forth below. The Funds form a "Fund Complex" as defined in the Act and are the only funds in the Fund Complex. Each of the directors is a director for all of the Funds.


                                                                                                                       Other
                              Position(s)   Term of Office                                 Number of Portfolios     Directorships
                              Held with     and  Length of    Principal Occupation(s)       in Fund Complex           Held by
   Name, Address, and Age       Fund         Time Served        During Past 5 Years       Overseen by Director        Director
   ----------------------       ----         -----------        -------------------       --------------------        --------
"Disinterested Persons" of the Funds

JoAnne Brandes                Director       Indefinite, until  Retired.  Ms. Brandes had          4                Alternative
Age:  55                                     successor elected  been Executive                                      Resources
Address:                                                        Vice-President, CAO,                                Corporation
9130 Kensington Way                          10 years           General Counsel and
Franklin, WI 53132                                              Secretary of                                        Corporate Family
                                                                JohnsonDiversey, Inc.                               Solutions, Inc.
                                                                since 2002.

Richard Bibler                Director       Indefinite, until  Mr. Bibler has been an             4                Columbia College
Age:  75                                     successor elected  owner of Rudolph Stone                              of Nursing
Address:                                                        Associates, LLC (formerly
1449 E. Goodrich Lane                        10 years           Rudolph Stone Associates),                          United Community
Milwaukee, WI  53217                                            a financial consulting                              Center Visionex,
                                                                firm, since prior to 1990.                          LLC


F. Gregory Campbell           Director       Indefinite, until  Dr. Campbell has been              4                Thrivent Mutual
Age:  68                                     successor elected  President of Carthage                               Funds
Address:                                                        College since 1987.
c/o Carthage College                         10 years
2001 Alford Drive
Kenosha, WI  53140

Gerald Konz                   Director       Indefinite, until  Mr. Konz is an independent         4                None
Age:  75                                     successor elected  consultant since 1997.
Address:
3515 Taylor Ave.                             10 years
Racine, WI  53405

                                                                                                                       Other
                              Position(s)   Term of Office                                 Number of Portfolios     Directorships
                              Held with     and  Length of    Principal Occupation(s)       in Fund Complex           Held by
   Name, Address, and Age       Fund         Time Served        During Past 5 Years       Overseen by Director        Director
   ----------------------       ----         -----------        -------------------       --------------------        --------

George A. Nelson              Director       Indefinite, until  Mr. Nelson has been Vice           4                None
Age:  69                                     successor elected  President of
Address:                                                        Administration and Finance
7025 Raymond Road                            10 years           of Evening Telegram, Inc.
Madison, WI  53719                                              since 1982.


"Interested Persons" (as defined in the Act) of the Funds:

Wendell Perkins*              Director       Indefinite, until  Mr. Perkins is a Director          4                None
Age:  45                                     successor elected  and Executive Vice
Address:                                                        President and Chief
555 Main Street                              10 years           Investment Officer of the
Suite 440                                                       Adviser.  Previously, he
Racine, WI  53403                                               had been Senior Vice
                                                                President of Johnson Asset
                                                                Management, Inc. since
                                                                1994.

Colette Wallner               President,     One year term      Ms. Wallner is a Director          N/A              N/A
Age:  51                      Chief                             and President of the
Address:                      Compliance     6 years            Adviser.  Previously, she
555 Main Street               Officer and                       had been President and CEO
Suite 400                     Anti-Money                        of Johnson Asset
Racine, WI  53403             Laundering                        Management, Inc. since
                              Officer                           2002.

Steven Klitzing               Chief          One year term      CFO of Optique Capital             N/A              N/A
Age:  44                      Financial                         Management, Inc. since
Address:                      Officer        Newly elected      2007; Executive VP, CFO
555 Main Street                                                 and Treasurer of CIB
Suite 460                                                       Marine Bancorp from
Racine, WI  53403                                               1987-2007.


* Mr. Perkins is an interested director because he is an employee of the Adviser.


                  The Corporation's Board of Directors has created an audit committee whose members consist of Ms. Brandes and Messrs. Bibler, Campbell, Konz and Nelson. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audits, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Corporation's Board of Directors has no other committees. The audit committee met twice during the fiscal year ended October 31, 2007.


                  The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation an annual fee of $7,500, a fee of $2,500 for each meeting of the Board of Directors attended, and a fee of $500 for each meeting of the audit committee attended. Additionally, the Corporation pays the chairman of the audit committee an annual fee of $2,500.

                  The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended October 31, 2007:


                               COMPENSATION TABLE

                                                                                                      Total
                                                        Pension or                                 Compensation
                                   Aggregate        Retirement Benefits    Estimated Annual      from Corporation
          Name of                Compensation       Accrued as Part of       Benefits Upon      and Fund Complex*
           Person              from Corporation        Fund Expenses          Retirement        Paid to Directors
           ------              ----------------        -------------          ----------        -----------------

Disinterested Persons of the Funds
JoAnne Brandes                      $19,750                 $0                    $0                 $19,750

Richard Bibler                       24,737                  0                     0                  24,737

F. Gregory Campbell                  24,625                  0                     0                  24,625

Gerald Konz                          24,625                  0                     0                  24,625

George Nelson                        27,500                  0                     0                  27,500

Interested Person of the Funds

Wendell Perkins                        0                     0                     0                    0

------------------------
*The Funds are the only funds in the Fund Complex.

Code of Ethics

                  The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Proxy Voting Policy

                  The Funds vote proxies in accordance with the proxy voting policy of the Adviser. The Adviser has retained Institutional Shareholder Services, Inc., an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by the Funds. The Adviser generally votes proxies in accordance with the recommendations of Institutional Shareholder Services, Inc., and in the event a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will defer to the recommendations of Institutional Shareholder Services, Inc. or other independent proxy voting firm retained by the Adviser for that purpose.


                  Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at www.optiquefunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  As of January 31, 2008, the officers and directors of the Corporation owned less than 1% of the outstanding securities of each Fund. Set forth below are the names and addresses of all holders of each of the Fund's shares who as of January 31, 2008 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Fund's then outstanding shares:




                                       Large Cap                Small Cap             International
                                      Value Fund               Value Fund               Value Fund          Fixed Income Fund
                                   No. of     Percent       No. of     No. of       No. of     Percent      No. of     Percent
                                   Shares     of Class      Shares      Shares      Shares     of Class     Shares     of Class
                                   ------     --------      ------      ------      ------     --------     ------     --------

Johnson Bank                     11,507,371    90.02%     1,824,397     76.77%     4,552,210    77.21%     4,958,428    97.86%
555 Main Street
Racine, WI 53403

Bank Franck Galland & Cie S.A.
1 Rue Rodolphe Toepffer                                   1,582,670      9.62%
Geneva, Switzerland

Charles Schwab & Co, Inc.                                                           405,581      6.88%
Special Custody Account for
the Benefit of Customers
Attention:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Wells Fargo Bank NA                                                                 349,565      5.93%
FBO Lincoln Electric EE
Retirement
P.O. Box 1533
Minneapolis, MN 55480








By virtue of its stock ownership, Johnson Bank, as a fiduciary for its clients, is deemed to "control," as that term is defined in the Act, each of the Funds and the Corporation. The shares owned by Charles Schwab & Co., Inc. were owned of record only.

                  The following table sets forth the dollar range of shares of the Funds beneficially owned by each director of the Corporation as of December 31, 2007:



                           Dollar Range of     Dollar Range of      Dollar Range of     Dollar Range
                            Shares of the       Shares of the        Shares of the      of Shares of      Aggregate Dollar
                           Large Cap Value     Small Cap Value       International        the Fixed      Range of Shares in
    Name of Director             Fund                Fund             Value Fund         Income Fund        all Funds *
    ----------------             ----                ----             ----------         -----------        ----------

Disinterested Persons
JoAnne Brandes                $1-$10,000       $10,001-$50,000           None                None          $10,001-$50,000

Richard Bibler                   None                None                None                None               None

F. Gregory Campbell              None                None                None                None               None

Gerald Konz                      None                None                None                None               None

George Nelson                    None                None                None                None               None

Interested Persons

Wendell Perkins               $1-$10,000       $50,001-$100,000      Over $100,000          None           Over $100,000


-------------------------
* The Funds form a "Family of Investment Companies" as defined in the Act and are the only funds in the Family of Investment Companies.



              INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS,
                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Investment Adviser


                  The investment advisor to the Funds is Optique Capital Management, Inc. Prior to December 3, 2007, the investment advisor to the Funds was Johnson Asset Management, Inc. Optique Capital Management is the successor to Johnson Asset Management ("JAM"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to the Funds (the "Advisory Agreements"), the Adviser manages the investment and reinvestment of assets of the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund (but not the Fixed Income Fund); provides the Funds with personnel, facilities and management services; and supervises each Fund's daily business affairs. The Adviser formulates and (except with respect to the Fixed Income Fund) implements a continuous investment program for the Funds consistent with each Fund's investment objective, policies and restrictions. The Adviser provides office space as well as executive and other personnel to the Funds. With respect to the Fixed Income Fund, the Adviser develops the investment program, recommends to the Funds' Board of Directors a sub-adviser to manage the investments of the Fixed Income Fund, and monitors the performance of the sub-adviser. For its services to the Funds, the Adviser receives a monthly fee (before fee waivers as explained below) based on the average daily net assets of each Fund at the annual rate of 0.75% for the Large Cap Value Fund, 0.75% for the Small Cap Value Fund, 0.90% for the International Value Fund and 0.45% for the Fixed Income Fund. The Adviser's executive officers include Colette Wallner, President, Wendell Perkins, Executive Vice President and Chief

Investment Officer, Edward Maraccini, Senior Vice President, and Margaret McKay, Senior Vice President.

                  Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed a set percentage of the average daily net assets of the Funds for such year, as determined by valuations made as of the close of each business day of the year: 1.45% of the average daily net assets of the Large Cap Value Fund; 1.50% of the average daily net assets of the Small Cap Value Fund; 1.85% of the average daily net assets of the International Value Fund; and 0.85% of the average daily net assets of the Fixed Income Fund. Other expenses borne by the Funds include: legal, auditing and accounting expenses; insurance premiums; governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Funds' custodian and transfer agent; fees and disbursements pursuant to the Service and Distribution Plan for the Funds; and membership fees of industry associations. For the fiscal years ended October 31, 2007 and 2006, JAM reimbursed the Fixed Income Fund for annual operating expenses in excess of 0.85% of its average net assets (JAM did not reimburse the Fixed Income Fund in fiscal 2005).


                  The Funds monitor their expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


                  For services by JAM under the Advisory Agreements for the fiscal year ended October 31, 2005, the Funds incurred advisory fees payable to JAM of $807,046 for the Large Cap Value Fund, $505,451 for the Small Cap Value Fund, $744,360 for the International Value Fund and $319,367 for the Fixed Income Fund. For services by JAM under the Advisory Agreements for the fiscal year ended October 31, 2006, the Funds incurred advisory fees payable to JAM of $908,042 for the Large Cap Value Fund, $342,551 for the Small Cap Value Fund, $889,194 for the International Value Fund and $232,501 for the Fixed Income Fund. For the fiscal year ended October 31, 2006, JAM made reimbursements for excess expenses of $43,837 to the Fixed Income Fund. For services by JAM under the Advisory Agreements for the fiscal year ended October 31, 2007, the Funds incurred advisory fees payable to JAM of $1,150,719 for the Large Cap Value Fund, $288,949 for the Small Cap Value Fund, $957,407 for the International Value Fund and $261,124 for the Fixed Income Fund. For the fiscal year ended October 31, 2007, JAM made reimbursements for excess expenses of $36,181 and $46,275, respectively, to the Small Cap Value Fund and the Fixed Income Fund.

                  Each Advisory Agreement , will continue in effect for two years from the date of its execution and thereafter will remain in effect indefinitely as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.


                  Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Sub-Adviser

                  Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), the Sub-Adviser serves as the sub-adviser for the Fixed Income Fund. Its principal office is located at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. The Sub-Adviser, whose sole voting member is Genter Capital LLC, has been involved in account portfolio management since 1968. Genter Capital LLC is wholly-owned by Daniel J. Genter and has its principal place of business at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. Daniel J. Genter is the President, Chief Executive Officer and Chief Investment Officer of RNC Genter. The sub-adviser selects portfolio securities for investment by the Fixed Income Fund, purchases and sells securities for the Fixed Income Fund, and places orders for the execution of portfolio transactions.

                  The Adviser pays the Sub-Adviser a monthly fee at an annual rate of 1/12 of .18% of the average daily net assets of the Fixed Income Fund.


                  The Sub-Advisory Agreement will continue in effect for two years from the date of its execution and thereafter will remain in effect indefinitely as long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Fixed Income Fund and (2) the vote of a majority of the Directors of the Corporation who are not parties to the Sub-Advisory Agreement or "interested persons" of the Sub-Adviser cast in person in a meeting called for the purpose of voting on such and approval. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, upon giving 30 days' written notice to the others. The Sub-Advisory Agreement will automatically terminate if it is assigned. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Portfolio Managers


                  The sole investment adviser to the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund is Optique Capital Management. RNC Genter serves as the sub-adviser for the Fixed Income Fund. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2007.










                                  Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                            Assets by Account Type                        Advisory Fee is Performance-Based
                                            ----------------------                        ---------------------------------
                                  Registered      Other Pooled                     Registered      Other Pooled
                                  Investment      Investment         Other         Investment      Investment             Other
                                  Companies       Vehicles          Accounts       Companies       Vehicles             Accounts
                                  ---------       --------          --------       ---------       --------             --------
Name of Portfolio Managers
--------------------------

Wendell L. Perkins                   None            None            2,200*           None              None              None

(portfolio manager for Large Cap      $0              $0         $1.2 billion*         $0                $0                $0
Value Fund, Small Cap Value Fund
and International Value Fund)
Margaret McKay                       None            None            2,200*           None              None              None

(portfolio manager for Large Cap      $0              $0         $1.2 billion*         $0                $0                $0
Value Fund, Small Cap Value Fund
and International Value Fund)
Edward T. Maraccini                  None            None            2,200*           None              None              None

(portfolio manager for Large Cap      $0              $0         $1.2 billion*         $0                $0                $0
Value Fund, Small Cap Value Fund
and International Value Fund)
Stephen M. Bradasich                 None            None            1,418*           None              None              None

(portfolio manager for Fixed          $0              $0         $974 million*         $0                $0                $0
Income Fund)
Alexander J. Hall                    None            None            1,418*           None              None              None

(portfolio manager for Fixed          $0              $0         $974 million*         $0                $0                $0
Income Fund)
Paul M. Ryan                         None            None            1,418*           None              None              None

(portfolio manager for Fixed          $0              $0         $974 million*         $0                $0                $0
Income Fund)
Taylor R. Rudnick                    None            None            1,418*           None              None              None

(portfolio manager for Fixed          $0              $0         $974 million*         $0                $0                $0
Income Fund)


------------------------------------
*These accounts are team managed.

                  The portfolio managers of the Adviser and Sub-Adviser are often responsible for managing other accounts. The Adviser and Sub-Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates or the Sub-Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser and Sub-Adviser, respectively, have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser and Sub-Adviser, respectively, have adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2007.




                                                                                        Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method Between
Name of Portfolio Managers       Form of Compensation     Source of Compensation                    Account Types)
--------------------------       --------------------     ----------------------                    --------------

Wendell L. Perkins                   Salary/Bonus             Optique Capital       Mr. Perkins receives a fixed salary that is
(portfolio manager for Large Cap                                Management          set by reference to industry standards.  He
Value Fund, Small Cap Value Fund                                                    also receives an annual subjective bonus
and International Value Fund)                                                       based on the achievement of corporate,
                                                                                    investment and individual goals for the prior
                                                                                    year.

Margaret McKay                       Salary/Bonus             Optique Capital       Ms. McKay receives a fixed salary that is set
(portfolio manager for Large Cap                                Management          by reference to industry standards.  She also
Value Fund, Small Cap Value Fund                                                    receives an annual subjective bonus based on
and International Value Fund)                                                       the achievement of corporate, investment and
                                                                                    individual goals for the prior year.

Edward T. Maraccini                  Salary/Bonus             Optique Capital       Mr. Maraccini receives a fixed salary that is
(portfolio manager for Large Cap                                Management          set by reference to industry standards.  He
Value Fund, Small Cap Value Fund                                                    also receives an annual subjective bonus
and International Value Fund)                                                       based on the achievement of corporate,
                                                                                    investment and individual goals for the prior
                                                                                    year.

Stephen M. Bradasich                 Salary/Bonus               RNC Genter          Mr. Bradasich receives a fixed salary that is
(portfolio manager for Fixed                                                        set by reference to industry standards.  He
Income Fund)                                                                        also receives an annual subjective bonus
                                                                                    based on the achievement of corporate,
                                                                                    departmental and individual goals for the
                                                                                    prior fiscal year.

Alexander J. Hall                    Salary/Bonus               RNC Genter          Mr. Hall receives a fixed salary that is set
(portfolio manager for Fixed                                                        by reference to industry standards.  He also
Income Fund)                                                                        receives an annual subjective bonus based on
                                                                                    the achievement of corporate, departmental
                                                                                    and individual goals for the prior fiscal
                                                                                    year.

Paul M. Ryan                         Salary/Bonus               RNC Genter          Mr. Ryan receives a fixed salary that is set
(portfolio manager for Fixed                                                        by reference to industry standards.  He also
Income Fund)                                                                        receives an annual subjective bonus based on
                                                                                    the achievement of corporate, departmental
                                                                                    and individual goals for the prior fiscal
                                                                                    year.

Taylor R. Rudnick                    Salary/Bonus               RNC Genter          Mr. Rudnick receives a fixed salary that is
(portfolio manager for Fixed                                                        set by reference to industry standards.  He
Income Fund)                                                                        also receives an annual subjective bonus
                                                                                    based on the achievement of corporate,
                                                                                    departmental and individual goals for the
                                                                                    prior fiscal year.

                  The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of December 31, 2007:






                               Dollar Range of Equity    Dollar Range of Equity     Dollar Range of Equity    Dollar Range of Equity
                              Securities of Large Cap    Securities of Small Cap        Securities of          Securities of Fixed
Name of Portfolio Managers           Value Fund                Value Fund          International Value Fund        Income Fund
--------------------------           ----------                ----------          ------------------------        -----------

Wendell L. Perkins                   $1-$10,000             $100,001-$500,000        $100,001 - $500,000               N/A
Margaret McKay                    $10,001-$50,000           $10,001 - $50,000         $50,001- $100,000            $1 - $10,000
Edward T. Maraccini              $10,001 - $50,000          $10,001 - $50,000         $10,001 - $50,000                N/A
Stephen M. Bradasich                    N/A                        N/A                       N/A                       None
Alexander J. Hall                       N/A                        N/A                       N/A                       None
Paul M. Ryan                            N/A                        N/A                       N/A                       None
Taylor R. Rudnick                       N/A                        N/A                       N/A                       None


Administrator


                  The administrator to the Funds is SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services), One Freedom Valley Dr., Oaks, Pennsylvania 19456 ("SIGFS"). SIGFS provides various administrative and fund accounting services to the Funds, including calculating each Fund's net asset value, pursuant to an Administration Agreement (the "SIGFS Administration Agreement") with the Corporation on behalf of the Funds. For its services under the SIGFS Administration Agreement, SIGFS receives from the Funds a fee, computed daily and paid monthly, based on the Funds' aggregate net assets, according to the following schedule, but subject to a combined annual minimum fee for all four Funds of $300,000 for fiscal 2007, 2006 and 2005, increasing to $325,000 in fiscal 2008:



                Prior to November 1, 2007                                   As of November 1, 2007
                -------------------------                                   ----------------------
         Annual Rate              Aggregate Net Assets             Annual Rate             Aggregate Net Assets
         -----------              --------------------             -----------             --------------------
            0.14%                  First $250,000,000                 0.135%                First $250,000,000
            0.10%                   Next $250,000,000                 0.10%                  Next $250,000,000
            0.08%                   Over $500,000,000                 0.08%                  Over $500,000,000


During the fiscal year ended October 31, 2007, the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $137,344 for the Large Cap Value Fund, $86,896 for the Small Cap Value Fund, $136,700 for the International Value Fund and $95,415 for the Fixed Income Fund. During the fiscal year ended October 31, 2006, the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $117,019 for the Large Cap Value Fund, $87,725 for the Small Cap Value Fund, $128,380 for the International Value Fund and $93,459 for the Fixed Income Fund. During the fiscal year ended October 31, 2005, the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $112,165 for the Large Cap Value Fund, $96,309 for the Small Cap Value Fund, $122,416 for the International Value Fund and $97,741 for the Fixed Income Fund.

Custodian

                  State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, State Street Bank and Trust Company has agreed to (i) maintain separate accounts in the name of the Funds, (ii) make receipts and disbursements of money on behalf of each of the Funds, (iii) collect and receive all income and other payments and distributions on account of each of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Funds concerning the Funds' operations. State Street Bank and Trust Company does not exercise any supervisory function over the purchase and sale of securities.

Transfer Agent


                  Citigroup Fund Services, LLC, 3435 Stelzer Road, Columbus, Ohio 43219 ("Citigroup"), serves as transfer agent and dividend paying agent for the Funds under a Transfer Agency and Services Agreement between it and the Corporation. As transfer agent and dividend paying agent, Citigroup has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.



                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of each of the Funds will be determined as of the close of regular trading (3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

                  Common stocks and securities sold short that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Common stocks and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Options purchased or written by the Funds are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be changed if the market makes a limit move in which event the futures contract will be valued at its fair market value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Pricing services may determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

                  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors pursuant to procedures established by and under the supervision of the Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

                  The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

                  Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                             DISTRIBUTION OF SHARES

                  The Corporation has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Act (the "Plan") to use a portion of the Funds' assets to cover the costs of certain activities relating to the distribution of its shares to investors. The Corporation adopted the Plan in anticipation that the Funds will benefit from the Plan through increased sales of shares, thereby reducing the expense ratio of each of the Funds and providing the Adviser with greater flexibility in management. The Plan may be terminated with respect to any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. JoAnne Brandes, Richard Bibler, F. Gregory Campbell, Gerald Konz and George Nelson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

                  SEI Investments Distribution Co. (the "Distributor"), an affiliate of SIGFS, acts as principal underwriter of shares of the Funds. The Distributor distributes the shares on a "best efforts" basis (each of the Fund's shares are offered on a continuous basis). The Funds' Service and Distribution Plan (the "Plan") permits the Funds to reimburse its distributor for expenses incurred in distributing the Funds' shares to investors, which include expenses relating to: sales representative compensation; advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds. Pursuant to the Plan, the Funds may reimburse its distributor for overhead expenses incurred in distributing the Funds' shares. The Funds may not reimburse its distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. The Funds may not use distribution fees paid by one Fund to finance the distribution of shares for another Fund.

                  The Distributor may enter into agreements from time to time with broker-dealers ("Selected Dealers") providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under these agreements, shareowner support services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in shares of the Funds; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Such entities may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares. Under these agreements, the Distributor may pay fees at annual rates of up to 0.25% of the average daily net asset value of the shares covered by the agreement.


                  During the fiscal year ended October 31, 2007, the Funds incurred distribution fees under the Plan of $127,658 for the Large Cap Value Fund, $103,617 for the Small Cap Value Fund, $144,599 for the International Value Fund and $45,934 for the Fixed Income Fund (any difference between amounts incurred and amounts actually paid out is reimbursed to the applicable Fund). These fees were allocated to the following activities:




                                  Large Cap Value     Small Cap Value    International     Fixed Income
                                        Fund               Fund           Value Fund           Fund
Advertising                            $78,278            $55,591          $81,075           $23,572
Printing of Prospectuses                  $514               $514             $514              $171
Compensation to Selected Dealers       $53,919            $37,987          $70,350           $18,131
Fulfillment                             $1,064             $1,064           $1,064              $355



                                 REDEMPTION FEE

                  Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the stocks of small capitalization companies in which the Small Cap Value Fund invests, the Small Cap Value Fund may be subject to greater risk of market timing activities than the Large Cap Value Fund. Also, since the International Value Fund invests a significant amount of its assets in foreign securities, it is subject to the risk that investors may attempt to engage in "time-zone arbitrage," by taking advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the International Value Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.

                  The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of each Fund's shares. Additionally, the International Value Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what is believed to be their fair value, may help deter time-zone arbitrage.

         1. Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of that Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

         2. Each Fund imposes a 2% redemption fee on redemptions that occur less than 30 days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.

                  The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), (3) shares redeemed through designated systematic withdrawal plans, or (4) shares exchanged pursuant to the exchange privilege, but otherwise applies to all investors in the Funds, including those that invest through omnibus accounts at intermediaries such as broker-dealers. While the redemption fee does not apply to shares that are exchanged, the Funds do impose a 2% exchange fee on the value of shares exchanged less than 30 days after purchase.

                  In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

                  The Funds rely on intermediaries to determine when a redemption occurs less than 30 days after purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, they cannot guarantee that such trading will not occur.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Funds are made by the Adviser and/or Sub-Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Adviser and/or Sub-adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases transactions are with firms who act as principal for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's and /or Sub-Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and

"markdowns" when the market maker purchases a security). In some instances, the Adviser and/or Sub-Adviser feel that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for a Fund, the Adviser and/or Sub-Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser and/or Sub-Adviser believe these services have substantial value, they are considered supplemental to the Adviser's and/or Sub-Adviser own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser and/or Sub-Adviser may indirectly benefit from the availability of these services to the Adviser and/or Sub-Adviser, and the Funds may indirectly benefit from services available to the Adviser and/or Sub-Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser and/or Sub-Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser and/or Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser and/or Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's and/or Sub-Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.


                  Brokerage commissions paid by the Funds for the fiscal years ended October 31, 2005, 2006 and 2007 totaled $228,143 on total transactions of $119,092,542, $163,260 on total transactions of $91,374,631 and $181,274 on total transactions of $112,318,091, respectively, for the Large Cap Value Fund; $221,322 on total transactions of $73,063,638, $143,365 on total transactions of $61,242,680 and $81,469 on total transactions of $34,046,873, respectively, for the Small Cap Value Fund; $85,447 on total transactions of $33,356,710, $107,181 on total transactions of $46,330,545 and $116,638 on total transactions of $52,828,937, respectively, for the International Value Fund. The Fixed Income Fund did not pay brokerage commissions during the last three fiscal years. Substantially all of the commissions paid by the Funds were paid on transactions which were directed to brokers providing research services.


                  The Adviser and/or Sub-Adviser may have other clients for which it is making investment and order placement decisions similar to the Funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser's and/or Sub-Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales of securities for the Funds and other clients could provide the Funds with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.

                                      TAXES

General

                  The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                  If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

                  Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company income taxable made by the Fund.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                  At October 31, 2007, the Fixed Income Fund had accumulated net realized capital loss carryovers of $880,206, with $518,984 expiring in October 2008, $66,562 expiring in October 2014 and $294,660 expiring in October 2015. To the extent the Fixed Income Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.


                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Foreign Taxes

                  Each of the Funds may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

                  If the pass through election described above is made, the source of a Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

                  Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

                              SHAREHOLDER MEETINGS

                  The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

                  The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Each series is a separate Fund. Shareholders are entitled: (1) to one vote per full share; (2) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (3) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Corporation voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

                  As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The net asset value of a share of any Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends may be paid on shares of any Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Funds, the holders of each Fund would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations ("NRSROs") Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

                  A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

                  "A-1" This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following two designations, both judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  "Prime-1" Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor's Debt Ratings

                  A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

                  "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                  "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

                  "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Speculative Grade

                  Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.

                  "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

                  "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

                  "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  "Aaa" Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" Bonds which are "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" Bonds which are rated "Baa" are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  "C" Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Corporation. The financial statements of the Funds for the fiscal year ended October 31, 2007 have been audited by KPMG LLP, independent registered public accounting firm, and have been incorporated by reference in reliance upon the report of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                                     PART C

                                OTHER INFORMATION

Item 23.            Exhibits


          (a)(1)    Registrant's Articles of Incorporation. (2)


          (a)(2)    Articles of Amendment. (4)


          (a)(3)    Articles of Amendment.


          (b)       Registrant's Bylaws. (2)

          (c) See relevant portions of Registrant's Articles of Incorporation (as amended) and Bylaws (as amended).


          (d)(1)(a) Investment Advisory Agreement with Optique Capital Management, Inc. for Optique Intermediate Fixed Income Fund.

          (d)(1)(b) Sub-Advisory Agreement with Optique Capital Management, Inc. and RNC Genter Capital Management for Optique Intermediate Fixed Income Fund.

          (d)(2) Investment Advisory Agreement with Optique Capital Management, Inc. for Optique Large Cap Value Fund.

          (d)(3) Investment Advisory Agreement with Optique Capital Management, Inc. for Optique Small Cap Value Fund.

          (d)(4) Investment Advisory Agreement with Optique Capital Management, Inc. for Optique International Value Fund.


          (e)       Distribution Agreement with SEI Investments Distribution Co.
                    (4)

          (f)       None.

          (g) Custody Agreement with Investors Fiduciary Trust Company (now State Street Bank and Trust Company). (2)


          (h)(1) Administration Agreement with SEI Investments Mutual Funds Services (now SEI Global Funds Services). (5)


          (h)(2) Transfer Agency and Services Agreement with Forum Shareholder Services, LLC (now Citigroup Fund Services). (4)

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.

          (j)       Consent of KPMG LLP.

          (k)       None.

          (l)       Subscription Agreement. (2)

          (m)(1)    Service and Distribution Plan. (1)

          (m)(2)    Form of Dealer Agreement. (3)

          (n)       None.


          (p)(1)    Registrant's Code of Ethics. (6)

          (p)(2)    Code of Ethics of Optique Capital Management, Inc. (6)

          (q)       Power of Attorney Dated December 14, 2004. (5)


---------------

(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000025.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 1 was filed on March 26, 1998 and its accession number is 0000897069-98-000165.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 2 was filed on June 30, 1999 and its accession number is 0000897069-99-000369.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 26, 2001 and its accession number is 0000897069-01-000179.


(5) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on December 30, 2004 and its accession number is 0000897069-04-002202.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on February 27, 2006 and its accession number is 0000897069-06-000630.




Item 24.          Persons Controlled by or under Common Control with Registrant


                  Registrant is controlled by Johnson Bank by virtue of its owning at January 31, 2008, as a fiduciary for its clients, 90.02% of the outstanding shares of the Optique Large Cap Value Fund, 76.77% of the outstanding shares of the Optique Small Cap Value Fund, 97.86% of the outstanding shares of the Optique Intermediate Fixed Income Fund, and 77.21% of the outstanding shares of the Optique International Value Fund. Johnson Bank is controlled by Johnson Financial Group, Inc. which in turn is controlled by Helen
P. Johnson-Leipold by virtue of her status as trustee of the Johnson Financial Group, Inc. Voting Trust which holds 55% of the outstanding shares of Johnson

Financial Group, Inc. Johnson Financial Group, Inc. is a Wisconsin corporation and a financial services holding company. Johnson Financial Group, Inc. owns all or substantially all of the outstanding stock of the Johnson Bank and Banque Franck Galland & Cie. S.A. The Registrant does not control any person.


Item 25.          Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

         A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

         B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

         C. The termination of any action, suit or proceeding by judgment, order, or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

         E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

         F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

         G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.          Principal Underwriters

                  (a) To the best of Registrant's knowledge, SEI Investments Distribution Co., the Registrant's principal underwriter, currently is principal underwriter of the shares of:


    SEI Daily Income Trust                                 July 15, 1982

    SEI Liquid Asset Trust                                 November 29, 1982

    SEI Tax Exempt Trust                                   December 3, 1982

    SEI Index Funds                                        July 10, 1985

    SEI Institutional Managed Trust                        January 22, 1987

    SEI Institutional International Trust                  August 30, 1988

    The Advisors' Inner Circle Fund                        November 14, 1991

    The Advisors' Inner Circle Fund II                     January 28, 1993

    Bishop Street Funds                                    January 27, 1995

    SEI Asset Allocation Trust                             April 1, 1996

    SEI Institutional Investments Trust                    June 14, 1996

    Oak Associates Funds                                   February 27, 1998

    CNI Charter Funds                                      April 1, 1999

    iShares Inc.                                           January 28, 2000

    iShares Trust                                          April 25, 2000

    Optique Funds, Inc.                                    November 1, 2000

    Causeway Capital Management Trust                      September 20, 2001

    Barclays Global Investors Funds                        March 31, 2003

    SEI Opportunity Fund, LP                               October 1, 2003

    The Arbitrage Funds                                    May 17, 2005

    The Turner Funds                                       January 1, 2006

    ProShares Trust                                        November 14, 2005

    Community Reinvestment Act Qualified Investment Fund   January 8, 2007

    Accessor Funds                                         March 1, 2007

    SEI Alpha Strategy Portfolios, LP                      June 29, 2007

    TD Asset Management USA Funds                          July 25, 2007

    SEI Structured Credit Fund, LP                         July 31, 2007


    The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                  (b) To the best of Registrant's knowledge, the directors and officers of SEI Investments Distribution Co., none of whom are officers of Registrant and all of whom have a principal business address of One Freedom Valley Drive, Oaks, Pennsylvania 19456, are as follows:


------------------------------------ ----------------------------------------------------- ---------------------------
               Name                                  Position and Office                     Positions and Offices
                                                       With Underwriter                         With Registrant
------------------------------------ ----------------------------------------------------- ---------------------------
William M. Doran                     Director                                                          --
------------------------------------ ----------------------------------------------------- ---------------------------
Edward D. Loughlin                   Director                                                          --
------------------------------------ ----------------------------------------------------- ---------------------------
Wayne M. Withrow                     Director                                                          --
------------------------------------ ----------------------------------------------------- ---------------------------
Kevin Barr                           President & Chief Executive Officer                               --
------------------------------------ ----------------------------------------------------- ---------------------------
Maxine Chou                          Chief Financial Officer & Treasurer                               --
------------------------------------ ----------------------------------------------------- ---------------------------
John C. Munch                        General Counsel & Secretary                                       --
------------------------------------ ----------------------------------------------------- ---------------------------
Karen LaTourette                     Chief Compliance Officer, Anti-Money Laundering                   --
                                     Officer & Assistant Secretary
------------------------------------ ----------------------------------------------------- ---------------------------
Thomas Rodman                        Chief Operations Officer                                          --
------------------------------------ ----------------------------------------------------- ---------------------------
Mark J. Held                         Senior Vice President                                             --
------------------------------------ ----------------------------------------------------- ---------------------------
Lori L. White                        Vice President & Assistant Secretary                              --
------------------------------------ ----------------------------------------------------- ---------------------------
Robert Silvestri                     Vice President                                                    --
------------------------------------ ----------------------------------------------------- ---------------------------
John Coary                           Vice President                                                    --
------------------------------------ ----------------------------------------------------- ---------------------------
John Cronin                          Vice President
------------------------------------ ----------------------------------------------------- ---------------------------
Michael Farrell                      Vice President                                                    --
------------------------------------ ----------------------------------------------------- ---------------------------
Robert McCarthy                      Vice President                                                    --
------------------------------------ ----------------------------------------------------- ---------------------------

                  (c) During the Funds' most recent fiscal year, SEI Investments Distribution Co. did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 28.          Location of Accounts and Records


                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, at Registrant's corporate offices, except (1) records held and maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, relating to its functions as custodian, (2) records held and maintained by SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 relating to its functions as administrator and fund accountant, (3) records held and maintained by Citigroup Fund Services, LLC, 3435 Stelzer Road, Columbus, Ohio 43219 relating to its functions as transfer agent, and (4) records held and maintained by SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, relating to its role as distributor.


Item 29.          Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.          Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Racine and State of Wisconsin on the 27th day of February, 2008.





                                      Optique Funds, Inc.
                                               (Registrant)


                                      By:      /s/ Collette Wallner
                                               ---------------------------
                                               Colette Wallner, President





                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.






Name                                                 Title                        Date
----                                                 -----                        ----
/s/ Collete Wallner                  President (Principal Executive       February 27, 2008
---------------------------------    Officer)
Colette Wallner

/s/ Steve Klitzing                   Treasurer (Principal Financial and   February 27, 2008
---------------------------------    Accounting Officer)
Steve Klitzing

                                     Director                             February ____, 2008
---------------------------------
JoAnne Brandes

                                     Director                             February ____, 2008
---------------------------------
George Nelson

Richard Bibler +                     Director

F. Gregory Campbell + Director

Gerald Konz +                        Director

Wendell Perkins+                     Director



+By:  /s/ Collette Wallner                                                February 27, 2008
      --------------------
      Colette Wallner
      Attorney-in-Fact*





* The required power of attorney to Colette Wallner was previously filed as an exhibit.

                                  EXHIBIT INDEX
                                  -------------

        Exhibit No.                   Exhibit
        -----------                   -------

          (a)(1)    Registrant's Articles of Incorporation, as amended.*

          (a)(2)    Articles of Amendment.*


          (a)(3)    Articles of Amendment.


          (b)       Registrant's Bylaws.*

          (c) See relevant portions of Registrant's Articles of Incorporation (as amended) and Bylaws (as amended).


          (d)(1)(a) Investment Advisory Agreement - Optique Intermediate Fixed Income Fund.

          (d)(1)(b) Sub-Advisory Agreement - Optique Intermediate Fixed Income Fund.

          (d)(2)    Investment Advisory Agreement - Optique Large Cap Value
                    Fund.

          (d)(3)    Investment Advisory Agreement - Optique Small Cap Value
                    Fund.

          (d)(4)    Investment Advisory Agreement - Optique International Value
                    Fund.


          (e)       Distribution Agreement.*

          (f)       None.

          (g)       Custody Agreement.*

          (h)(1)    Administration Agreement.*

          (h)(2)    Transfer Agency and Services Agreement.*

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.

          (j)       Consent of KPMG LLP.

          (k)       None.

          (l)       Subscription Agreement.*

          (m)(1)    Service and Distribution Plan.*

          (m)(2)    Form of Dealer Agreement.*

          (n)       None.

          (p)(1)    Registrant's Code of Ethics.*


          (p)(2)    Code of Ethics of Optique Capital Management, Inc.*


          (q)       Power of Attorney Dated December 14, 2004.*

-----------------
         *        Previously filed.